UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
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Soliciting Material Pursuant to §240.14a-12

SOLID POWER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Solid Power, Inc.

Proxy Statement

Notice of Annual Stockholders' Meeting

2024

LETTER TO STOCKHOLDERS

April 11, 2024
DEAR STOCKHOLDER:
It is a pleasure for us to extend to you an invitation to attend the 2024 Annual Meeting of Stockholders of Solid Power, Inc. (the “Annual Meeting”). The Annual Meeting will be held virtually on May 22, 2024, at 10:00 a.m., Mountain Time. You may attend the Annual Meeting, submit questions and vote your shares electronically during the Annual Meeting via live webcast by visiting https://www.cstproxy.com/solidpower/2024.
The Notice of 2024 Annual Meeting of Stockholders and this proxy statement describe the proposals to be considered and voted upon at the Annual Meeting.
We hope that all stockholders will virtually attend the Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, it is important that you be represented. To ensure that your vote will be received and counted, please vote online or by mail by following the instructions included on your Notice of Internet Availability of Proxy Materials, included on your proxy card or voting instruction form, or that otherwise accompany your proxy materials.
On behalf of our Board of Directors, we would like to express our appreciation for your support and interest in Solid Power, Inc. We look forward to seeing you at the Annual Meeting.
John Stephens Chairperson of the Board and Class III Director	John Van Scoter Chief Executive Officer, President, and Class I Director

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF SOLID POWER, INC.:
The 2024 Annual Meeting of Stockholders of Solid Power, Inc. (“Solid Power,” “we,” “us,” “our,” or the “Company”) will be held on May 22, 2024, at 10:00 a.m., Mountain Time. We have adopted a virtual format for the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to provide a safe, consistent, and convenient experience to all stockholders regardless of location. You may attend the Annual Meeting, submit questions, and vote your shares electronically during the Annual Meeting via live webcast by visiting https://www.cstproxy.com/solidpower/2024.
The Annual Meeting is being held for the following purposes:
1.
To elect as Class III directors the three nominees named in the proxy statement and recommended by our Board of Directors.

2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.
To approve, by a non-binding advisory vote, the compensation of our named executive officers.

4.
To consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You may vote on these matters online at the Annual Meeting or by proxy. Whether or not you plan to virtually attend the Annual Meeting, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes:
•      Vote online by following the instructions included on your Notice of Internet Availability of Proxy Materials, included on your proxy card or voting instruction form, or that otherwise accompany your proxy materials; or
•      Vote by mail by completing and returning your proxy card or voting instruction form in the addressed stamped envelope provided, if you received a paper copy of the proxy materials.
Only stockholders of record at the close of business on March 25, 2024 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting.
The proxy materials were either made available to you online or mailed to you beginning on or about April 11, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
to be Held Virtually on May 22, 2024 at 10:00 a.m., Mountain Time.
The proxy statement and annual report to stockholders are available at https://www.cstproxy.com/solidpower/2024.

By Order of the Board of Directors
James Liebscher
Chief Legal Officer and Secretary
April 11, 2024

PROXY STATEMENT SUMMARY

Meeting Details
Date and Time	Location	Who Can Vote
Wednesday, May 22, 2024 at 10:00 a.m., Mountain Time	https://www.cstproxy.com/ solidpower/2024	Our Board of Directors has fixed the close of business on March 25, 2024 as the record date (the “Record Date”). You are entitled to vote at the Annual Meeting and at any adjournment thereof if you were a holder of the Company’s common stock as of the close of business on March 25, 2024.
Voting Matters and Recommendations
PROPOSALS THAT REQUIRE YOUR VOTE		BOARD RECOMMENDATION	LEARN MORE
1	The election of the three nominees named in this proxy statement as Class III directors of the Company	FOR each nominee	Page 7
2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR	Page 36
3	The approval, by a non-binding advisory vote, of the compensation of our named executive officers	FOR	Page 38
Stockholders will also transact such other business as may properly be brought before the meeting or any adjournment thereof by or at the direction of our Board.
Your vote is important. Please vote by Internet or mail as soon as possible to ensure your vote is recorded properly. Stockholders of record may vote without attending the Annual Meeting by one of the following methods:
Internet Go to https://www.cstproxy.com/solidpower/2024 and follow the instructions on the website.	Mail Complete, sign, and date the enclosed proxy card or voting instruction form and return it in the prepaid envelope provided, if you received a paper copy of the proxy materials.

Notice of 2024 Annual Meeting and Proxy Statement	1

CORPORATE GOVERNANCE MATTERS

Classified Board of Directors
Our Second Amended and Restated Certificate of Incorporation provides that our Board is divided into three classes serving staggered three-year terms. Class I directors will serve until our annual meeting of stockholders in 2025. Class II directors will serve until our annual meeting of stockholders in 2026. Class III directors will serve until the Annual Meeting. Upon expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. As a result of this classification of directors, it generally takes at least two annual meetings of stockholders for stockholders to effect a change in a majority of the members of our Board.
The following table sets forth our current directors along with their respective classes, term expiration, independence status, and committee membership:
Class I Term expires in 2025	Class II Term expires in 2026	Class III Term expires in 2024

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Committees of our Board of Directors
Our Board has three standing committees: an audit committee, a governance and corporate responsibility committee (“governance committee”), and a human resources and compensation committee (“HRC committee”).
Susan Kreh, Chairperson*^ Erik Anderson* Lesa Roe* Audit Committee Report: page 37 Meetings in 2023: 5
Audit Committee
Key Responsibilities:
•
overseeing the appointment, compensation, and work of the independent auditors

•
reviewing our financial statements with management and independent auditors

•
overseeing our risk management, major litigation, and financial risk exposures

•
reviewing our financial reporting processes and internal controls

•
overseeing sustainability and climate matters impacting our financial reporting

Our audit committee operates under a written charter, a copy of which is available on our website at https://ir.solidpowerbattery.com/.

* Each member satisfies the independence requirements of the rules of the SEC and Nasdaq. ^ Susan Kreh is an audit committee financial expert.
Aleksandra Miziolek, Chairperson* Steven Goldberg* Lesa Roe* MaryAnn Wright* Meetings in 2023: 4
Governance and Corporate Responsibility Committee
Key Responsibilities:
•
identifying, evaluating, and recommending individuals to become directors

•
developing and recommending a set of corporate governance guidelines

•
overseeing the annual performance evaluation of our Board and its committees

•
overseeing certain environmental, social, and governance (“ESG”) matters

•
reviewing director independence and qualifications for committee service

•
assessing annually the composition of our Board and its committees

Our governance committee operates under a written charter, a copy of which is available on our website at https://ir.solidpowerbattery.com/.

* Each member satisfies the independence requirements of the rules of the SEC and Nasdaq.
Steven Goldberg, Chairperson* Kaled Awada*^ Aleksandra Miziolek* MaryAnn Wright* Meetings in 2023: 5
Human Resources and Compensation Committee
Key Responsibilities:
•
approving compensation of our executive officers and directors

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approving grants and/or awards of equity-based compensation

•
overseeing our strategies and policies related to human resource management

•
leading succession planning for our executive officers

•
considering risks arising from our compensation plans, policies, and programs

•
administering our policy on recovery of incentive compensation

Our HRC committee operates under a written charter, a copy of which is available on our website at https://ir.solidpowerbattery.com/.

*
Each member is a non-employee director and satisfies the independence requirements of the rules of the SEC and Nasdaq.

^
Mr. Awada joined our Board and was appointed to the HRC committee in July 2023. Mr. Awada did not participate in any discussions or deliberations relating to the development of our non-employee director compensation program.

Notice of 2024 Annual Meeting and Proxy Statement	3

Board Leadership Structure
We currently separate the positions of Chief Executive Officer and Chairperson of our Board. We believe this separation allows the Chief Executive Officer to focus on executing the Company’s strategic plan, and as an independent director who has served on our Board since 2021, we believe John Stephens is in the best position to fulfill the Chairperson’s responsibilities.
As Chairperson, Mr. Stephens is responsible for, among other things, presiding at Board meetings and meetings of stockholders, determining the agenda for Board meetings, leading executive sessions, and performing other responsibilities as requested by the Board from time to time. We believe his extensive executive-level experience at a large, publicly traded company and his prior service as our lead independent director and chairperson of our audit committee make him well positioned to lead our Board in developing and monitoring our strategic direction.
Meetings of our Board of Directors; Attendance
Our Board held four meetings in 2023. Each of our directors attended at least 75% of the aggregate number of meetings of our Board and of the committees on which they served during the period in which they were a director.
Director Independence
Our Board, at the recommendation of the governance committee, has affirmatively determined that each of the directors on our Board other than Messrs. Feurer and Van Scoter qualify as independent directors, as defined under the rules of the Nasdaq Global Select Market (“Nasdaq”), and our Board consists of a majority of “independent directors,” as defined under U.S. Securities and Exchange Commission (“SEC”) rules and Nasdaq rules relating to director independence requirements. We are subject to SEC and Nasdaq rules relating to the membership, qualifications, and operations of the audit committee and heightened independence requirements relating to compensation committee membership.
David Jansen, who served as our Interim Chief Executive Officer and President, Chairperson of our Board, and a Class III director during 2023 until his retirement on October 8, 2023, was not considered independent due to his service as an executive officer of the Company.
Director Nominations
In identifying and evaluating nominees for director, the governance committee considers character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on our Board and skills that are complementary to our Board, an understanding of our business, an understanding of the responsibilities that are required of a member of our Board, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age, and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board and the ability to represent the best interests of our stockholders.
Because our Board believes it is important to create a Board with a diversity of experience, expertise, gender, race, and ethnicity, the governance committee will strive to include candidates who reflect diverse backgrounds in each search.
Our governance committee recommends candidates for nomination for election at the annual meeting of our stockholders. The governance committee will also consider director candidates recommended for nomination by our stockholders, so long as such recommendations and nominations comply with the procedures set forth in our Amended and Restated Bylaws (the “Bylaws”), all applicable company policies, and all applicable laws, rules, and regulations, including those established by the SEC. Our governance committee will assess such candidates in the same manner as candidates recommended to the committee from other sources and using the same criteria described above.
Succession Planning
A primary responsibility of our Board is planning for Chief Executive Officer succession, including the development of plans for emergency succession for the Chief Executive Officer in the event the need for a successor arises unexpectedly.

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Our Board has delegated responsibility to the HRC committee to plan for the development, selection, retention, and succession of each of the executive officers.
Role of Our Board and Its Committees in Risk Oversight
One of our Board’s key functions is informed oversight of our risk management process. Our Board administers its oversight function directly through our Board as a whole and our standing committees that address risks inherent in their respective areas of oversight. Both our Board and its committees have the authority to engage external advisors to the extent necessary or appropriate. The following table sets forth key risk areas our Board, each of our standing committees, and management are responsible for overseeing:

OUR BOARD
Our Board executes its oversight duties through:
•
Assigning specific oversight duties to the standing committees.

•
Receiving periodic briefings and informational sessions by management on the types of risks we face and the means of mitigating and controlling those risks.

	Audit Committee • Financial reporting & internal controls • Investment management • Cybersecurity • Enterprise risk management	Governance Committee • Conflicts of interest • Governance structure & processes • Director selection & independence • Code of Conduct compliance	HRC Committee • Compensation practices • Human resources management • Succession planning • Stock ownership guidelines

MANAGEMENT
Management is primarily responsible for:
•
Identifying risks and designing risk controls.

•
Evaluating and prioritizing risks and balancing potential risk to potential reward.

•
Escalating to our Board and/or committees as appropriate.

We, along with others in our industry, are susceptible to information security breaches and other cybersecurity-related incidents. We are committed to protecting the integrity and security of our systems and electronic information. Cybersecurity risk exposure is subject to the oversight of our audit committee. The audit committee is routinely updated on cybersecurity risks and mitigation steps management takes. In addition, the audit committee conducts a formal annual review and assessment of our cybersecurity and information security risk exposure and makes recommendations to management pertaining to monitoring and minimizing findings in such assessment. We engage an external consultant to monitor our security program, including business continuity processes, security risk and threat assessments, and security testing, the results of which are communicated to the audit committee and our Board.
Annual Board and Committee Evaluations
Our Board is committed to continual corporate governance improvement. Our Board and each standing committee annually conduct a self-evaluation to review and assess the overall effectiveness of our Board and each committee. The governance committee oversees the annual self-evaluation and reports the results to our Board. The governance committee is also responsible for establishing the evaluation criteria and implementing the process for the evaluation, as well as considering other corporate governance principles that may, from time to time, merit consideration by our Board. Our Board then discusses each evaluation to determine what, if any, actions should be taken to improve the effectiveness of our Board or its committees.
Director Education
We provide our directors with appropriate orientation and continuing education, which is overseen by the governance committee. Portions of certain Board meetings are devoted to educational topics at which senior management and outside subject matter experts present information regarding matters such as our industry, business operations, strategies,

Notice of 2024 Annual Meeting and Proxy Statement	5

objectives, risks, opportunities, competitors, and legal and regulatory issues. We also encourage directors to periodically pursue appropriate programs, sessions, or materials and we will reimburse directors for reasonable expenses in accordance with our policies.
Code of Business Conduct and Ethics
Our Board adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our employees, executive officers, and directors. The Code of Conduct is available on our website at https://ir.solidpowerbattery.com/. The governance committee is responsible for developing, reviewing, and monitoring compliance with the Code of Conduct. Any waivers of the Code of Conduct must be approved by our Board. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.
Corporate Governance Guidelines
Our Board adopted corporate governance guidelines that serve as a framework within which our Board and its committees operate. These guidelines cover several areas including:
✓ Director responsibilities	✓ Board agendas
✓ Committee responsibilities and assignments	✓ Meetings of independent directors
✓ Director communications with third parties	✓ Director orientation and continuing education
✓ Evaluation of senior management	✓ Management succession planning
✓ Director access to management and advisors	✓ Role of Chairperson and lead independent director
Our corporate governance guidelines are available on our website at https://ir.solidpowerbattery.com/.
Insider Trading Policy
We have adopted an insider trading policy (the “Insider Trading Policy”) applicable to all of our employees, executive officers, and directors and the Company that prohibits transacting in our common stock, other Company securities, or the securities of other companies while in possession of material non-public information. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us.
Under the Insider Trading Policy, pre-clearance by our compliance officer is required for securities transactions entered into by our directors and executive officers, including the adoption or modification of Rule 10b5-1 trading plans.
In addition, quarterly trading blackouts are imposed under the Insider Trading Policy upon all of our employees, executive officers, and directors. The Insider Trading Policy also permits the Company to institute additional trading blackout periods or subject other persons to pre-clearance requirements as deemed appropriate.
Hedging and Pledging
The Insider Trading Policy restricts other lawful conduct that may not be aligned with our stockholders’ best interest. For example, the Insider Trading Policy prohibits hedging transactions for all those subject to the policy, which includes all of our employees, executive officers, and directors, and restricts pledging transactions by all of our employees, executive officers, and directors.
Family Relationships
There are no family relationships among any of our directors and executive officers.
Annual Meeting Attendance
Each of our directors is strongly encouraged to attend our annual meetings of stockholders. Seven of our eight then-current directors attended our 2023 annual meeting of stockholders, which also was held exclusively online. We expect that all of our directors will attend the 2024 Annual Meeting.

6	Notice of 2024 Annual Meeting and Proxy Statement

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Directors
Our stockholders will elect three Class III directors at the Annual Meeting. Each of the Class III directors is expected to hold office until the 2027 annual meeting of our stockholders, or until their respective successors are duly elected and qualified.
Voting Standard
Directors are elected by a plurality of the voting power of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the three nominees who receive the most votes will be elected to the three open directorships, even if they get less than a majority of the votes cast. Proxies cannot be voted for a greater number of persons than the nominees named in this proxy statement. No cumulative voting is permitted.
Plurality Plus
Any director nominee who does not receive a greater number of the votes cast “for” their election than votes “withheld” for that nominee’s election shall tender their resignation to our Board promptly following certification of the stockholder vote. The governance committee will consider the tendered resignation and recommend to our Board whether to accept or reject the resignation or whether other action should be taken. Our Board will consider the recommendation and publicly disclose its decision (by press release, SEC filing, or any other public means of disclosure deemed appropriate) regarding the tendered resignation within 90 days following certification of the election results. The director who tenders their resignation may not participate in the recommendation of the governance committee or the decision of our Board with respect to their resignation.
Director Nominations
Our Board approved our slate of nominees at the recommendation of the governance committee. All nominees are current directors. Each nominee has consented to their nomination and has advised us that they intend to serve if elected. If, at the time of the Annual Meeting, one or more of the nominees have become unable to serve: (1) shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees; or (2) our Board may, in accordance with our Bylaws, reduce the size of our Board or leave a vacancy until a nominee is identified.
Recommendation of Our Board of Directors
✓	OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF RAINER FEURER, SUSAN KREH, AND JOHN STEPHENS AS CLASS III DIRECTORS OF THE COMPANY FOR THE ENSUING TERM.

Notice of 2024 Annual Meeting and Proxy Statement	7

Director Nominees for Election at the 2024 Annual Meeting
A biography of each director nominee, current as of April 11, 2024, setting forth their age and describing their business experience during the past five years, including other prior relevant business experience, is presented below.
Class III Director Age: 57 Director Since: 2021 Committees: None
Rainer Feurer
Business Experience
•
SVP Corporate Investments, Bayerische Motoren Werke AG (BMW Group) (2020-present)

•
Vice Chairman, Spotlight Automotive Limited (2020-present)

•
SVP Mobility and Energy Services, BMW Group (2019-2020)

•
SVP Customer Centric Sales Development, CX, BMW Group (2016-2019)

Nominee Qualifications
Dr. Feurer holds a B.A. (Hons) in International Management from Middlesex University, UK and Dipl. Betriebswirt (FH) Diploma from Reutlingen University, Germany. He received his M.B.A. from Monterey Institute of International Studies in 1993 and his Ph.D. in Strategic Management from Cranfield University, UK in 1996. We believe Dr. Feurer is well-qualified to serve on our Board due to his experience in the automotive industry and international operations expertise.

Class III Director Age: 62 Director Since: 2023 Committees:
Susan Kreh
Business Experience
•
Chief Financial Officer and Chief Information Officer, Oil-Dri Corporation of America (2018-present)

•
Chief Financial Officer and VP, Information Technology of Power Solutions business, Johnson Controls International plc (2010-2018)

•
Vice President, Corporate Controller and Chief Accounting Officer, Johnson Controls International plc (2007-2010)

•
Treasurer, PPG Industries, Inc. (2002-2007)

Nominee Qualifications
Ms. Kreh holds B.B.A.s in Accounting and Analysis and Design of Business Information Systems from the University of Wisconsin-Madison and an M.B.A. from Duquesne University. We believe Ms. Kreh is well-qualified to serve on our Board due to her finance and information technology expertise and experience in the automotive industry.
Additional Information
Ms. Kreh was appointed to our Board, effective July 5, 2023. Prior to her appointment, Ms. Kreh was identified and recommended as a potential candidate to our Board by a non-management director.

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Chairperson of the Board, Class III Director Age: 64 Director Since: 2021 Committees: None Other Public Company Boards: Freeport-McMoRan Inc.
John Stephens
Business Experience
•
Senior Executive Vice President and Chief Financial Officer, AT&T, Inc. (2011-2021)

•
Senior Vice President and Controller, AT&T, Inc. (2001-2011)

•
Vice President – Taxes, AT&T, Inc. (2000-2001)

Nominee Qualifications
Mr. Stephens holds a B.S.B.A. in Accounting from Rockhurst University and a J.D. from St. Louis University School of Law. We believe Mr. Stephens is well-qualified to serve on our Board due to his experience overseeing a large, publicly traded company and experience in financial and accounting matters, international business and affairs, and major corporate transactions.

Notice of 2024 Annual Meeting and Proxy Statement	9

Continuing Directors
A biography of each of our continuing directors, in alphabetical order and current as of April 11, 2024, setting forth their age and describing their business experience during the past five years, including other prior relevant business experience, is presented below.

Class I Director
Age: 65
Director Since: 2021
Committees:
Other Public Company Boards: Topgolf Callaway Brands Corp.; Hyzon Motors, Inc.
Directorships Within the Past Five Years: Decarbonization Plus Acquisition Corporation IV; Decarbonization Plus Acquisition Corporation II; Avista Corporation

Erik Anderson
Business Experience
•
Chief Executive Officer, WestRiver Group (2002-present)

•
Executive Chairman, Singularity Group (2018-present)

•
Chief Executive Officer and Executive Chairman, Topgolf International, Inc. (2015-2021)

Director Qualifications
Mr. Anderson holds an M.S. and B.S. in Industrial Engineering from Stanford University and a B.A. in Management Engineering from Claremont McKenna College. We believe Mr. Anderson is well-qualified to serve on our Board due to his experience as a director and leader of public companies.

Class I Director Age: 49 Director Since: 2023 Committees:
Kaled Awada
Business Experience
•
Executive Vice President, Chief People Officer, PG&E Corporation and Pacific Gas and Electric Company (2024-present)

•
Executive Vice President and Chief Human Resources Officer, Tenneco Inc. (2018-2023)

•
Global Vice President, Human Resources, Aptiv PLC (2015-2018)

•
Vice President, Human Resources – Electrical Sector, APAC Region, Eaton Corporation plc (2011-2015)

Director Qualifications
Mr. Awada holds a B.A. in Psychology from The Ohio State University. We believe Mr. Awada is well-qualified to serve on our Board due to his global leadership and human resources expertise.

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Class II Director Age: 71 Director Since: 2019 Committees:
Steven Goldberg
Business Experience
•
Partner, Finistere Ventures (2021-present)

•
President, Air Access (2020-present)

•
Operating Partner, Venrock (2009-2020)

•
Chief Executive Officer and/or Member of Board of Directors of a wide range of early-stage technology companies (2000-present)

Director Qualifications
Dr. Goldberg holds a B.S. and M.S. in Electrical Engineering from Washington University, St. Louis, and a Ph.D. in Electrical Engineering from the University of California, Santa Barbara. We believe Dr. Goldberg is well-qualified to serve as a member of our Board due to his experience in leading and overseeing growing technology companies, his technical background, and his prior service on private and pre-public company boards.

Class II Director
Age: 67
Director Since: 2022
Committees:
Other Public Company Boards: Exro Technologies Inc.; American Axle & Manufacturing Holdings, Inc.
Directorships Within the Past Five Years: Tenneco, Inc.

Aleksandra Miziolek
Business Experience
•
Operator Advisor, Assembly Ventures (2021-present)

•
Advisor, OurOffice, Inc. (2021-present)

•
SVP, Chief Transformation Officer, General Counsel, Corporate Secretary, and Chief Compliance Officer, Cooper-Standard Holdings Inc. (2014-2019)

•
Member, Director of the Automotive Industry Group, Dykema Gossett PLLC (1983-2014)

Director Qualifications
Ms. Miziolek holds a B.A. in Political Science and Spanish and a J.D., each from Wayne State University. We believe Ms. Miziolek is well-qualified to serve on our Board due to her experience in the automotive industry and service as an executive officer, as well as her M&A and governance and legal background.

Notice of 2024 Annual Meeting and Proxy Statement	11

Class I Director Age: 60 Director Since: 2022 Committees:
Lesa Roe
Business Experience
•
Chief Executive Officer and Chancellor, University of North Texas System (2017-2021)

•
Deputy Associate Administrator and Deputy Chief Operating Officer, National Aeronautics and Space Administration (NASA) (2014-2017)

•
Center Director, NASA (2005-2014)

Director Qualifications
Ms. Roe holds a B.S. in Electrical Engineering from the University of Florida and an M.S. in Electrical Engineering from the University of Central Florida. We believe Ms. Roe is well-qualified to serve on our Board due to her leadership experience and technical background in engineering.

Class I Director Age: 62 Director Since: 2023 Committees: None Directorships Within the Past Five Years: TE Connectivity Ltd.
John Van Scoter
Business Experience
•
Chief Executive Officer and President, Solid Power, Inc. (2023-present)

•
Vice President, General Manager Products, SRI International Inc. (2019-2023)

•
CEO, President and Chairman, eSolar, Inc. (2010-2018)

•
Senior Vice President, Alternative Energy Strategy, Texas Instruments Incorporated (2008-2010)

•
Senior Vice President, General Manager of DLP® Products Division, Texas Instruments Incorporated (2000-2008)

Director Qualifications
Mr. Van Scoter holds a B.S. in Mechanical Engineering from the University of Vermont. We believe Mr. Van Scoter is well-qualified to serve on our Board due to his renewable energy expertise and experience scaling technologies to commercial products.

12	Notice of 2024 Annual Meeting and Proxy Statement

Class II Director
Age: 62
Director Since: 2022
Committees:
Other Public Company Boards: Group 1 Automotive, Inc.; Micron Technology, Inc.; Brunswick Corporation
Directorships Within the Past Five Years: Maxim Integrated Products, Inc.; Delphi Technologies

MaryAnn Wright
Business Experience
•
Group Vice President of Engineering and Product Development, Johnson Controls International plc (2013-2018)

•
Chief Executive Officer, Johnson Controls – Saft, and Vice President and General Manager – Hybrid Systems, Johnson Controls International plc (2007-2013)

•
Office of the Chair and Executive Vice President Engineering, Product Development, Commercial and Program Management, Collins & Aikman Corporation (2006-2007)

•
Director, Sustainable Mobility Technologies & Hybrid and Fuel Cell Vehicle Programs, Ford Motor Company (1988-2005)

Director Qualifications
Ms. Wright holds a B.A. in Economics and International Business and an M.S. in Engineering from the University of Michigan and an M.B.A. in Finance from Wayne State University. We believe Ms. Wright is well-qualified to serve on our Board due to her extensive general management experience, knowledge of the automotive industry, expertise in vehicle, advanced powertrain, and energy storage system technologies, and significant public board experience.

Notice of 2024 Annual Meeting and Proxy Statement	13

Director Qualifications
Our Board is comprised of individuals that support and oversee our current operational progress and strategic plan and represent stockholder interests through the exercise of sound judgment using their diversity of backgrounds and experiences in various areas.
All of our directors and director nominees possess various qualifications, including the following:
✓ strength of character	✓ high integrity and professional ethics
✓ ability to devote time to their position on our Board	✓ proven achievement and competence in their field
✓ an understanding of our business	✓ skills that are complementary to our Board
✓ business acumen and ability to exercise sound business judgment	✓ an understanding of the responsibilities that are required of a director
In addition, our directors and director nominees bring to our Board many individual experiences, qualifications, and skills, as shown in the following matrix. The skills identified in the matrix are intended as a high-level summary and not an exhaustive list. The matrix is intended to depict notable areas of focus for each of our directors and director nominees, and not having a mark does not mean that a particular director or director nominee does not possess that experience, qualification, or skill. Directors and director nominees have acquired these experiences, qualifications, and skills through education, direct experience, and oversight responsibilities.
Knowledge, Skills, and Experience	Erik Anderson	Kaled Awada	Rainer Feurer	Steven Goldberg	Susan Kreh	Aleksandra Miziolek	Lesa Roe	John Stephens	John Van Scoter	MaryAnn Wright
Audit / Financial	✓		✓	✓	✓	✓	✓	✓		✓
Automotive Industry		✓	✓	✓	✓	✓			✓	✓
Battery and Energy Technology Development	✓								✓	✓
Human Resources Management	✓	✓		✓	✓	✓	✓	✓		✓
Information Technology / Cybersecurity				✓	✓		✓	✓	✓
International Operations	✓	✓	✓		✓	✓	✓	✓	✓	✓
Manufacturing and Operations	✓	✓		✓	✓		✓	✓	✓	✓
M&A / Strategic Planning Oversight	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Other Public Company Board or Executive Experience	✓	✓	✓	✓	✓	✓		✓	✓	✓
Risk Management / Legal / Regulatory	✓	✓	✓		✓	✓	✓	✓		✓
Sustainability / Corporate Responsibility	✓		✓		✓	✓	✓	✓		✓
Company Board Tenure
Years	3	1	3	5	1	2	2	3	1	2
Nasdaq’s Board Diversity Requirements
Nasdaq-listed companies are required to publicly disclose board-level statistics using a standardized board diversity matrix in the form of the table below. The information in the table is based on voluntary, self-reported information from our directors. The categories included in the table have the meanings set forth in Nasdaq Rule 5605(f). Diversity characteristics not applicable to our Board have been excluded from the table.
	Board Diversity Matrix (as of April 1, 2024)		Board Diversity Matrix (as of April 1, 2023)
Total Number of Directors	10		8
Part I: Gender Identity	Female	Male	Female	Male
Directors	4	6	3	5
Part II: Demographic Background
White	4	5	3	5
Asian	0	1	0	0

14	Notice of 2024 Annual Meeting and Proxy Statement

EXECUTIVE COMPENSATION

Overview
In this section, we provide an explanation and analysis of the material elements of the compensation provided to our Chief Executive Officer, our former Interim Chief Executive Officer, and our other two most highly compensated executive officers who were serving as such at the end of the fiscal year ended December 31, 2023 (collectively referred to as our “named executive officers”). Those named executive officers were:
Named executive officer	Title
John Van Scoter	President, Chief Executive Officer, and Class I Director
Kevin Paprzycki	Chief Financial Officer and Treasurer
Derek Johnson	Chief Operating Officer
David Jansen	Former Interim Chief Executive Officer and President, Chairperson of the Board, and Class III Director
Executive Summary
2023 Executive Compensation Program Overview
In 2023, our executive compensation program was designed to achieve our executive compensation objectives, including attracting and retaining qualified executive officers and driving strong Company performance by aligning executive officer compensation with our stock performance and strategic and operational objectives, as further described below under “— Our Objectives.” The table below outlines each of the three principal elements of our executive compensation program for 2023:
	Component	Description	Performance Considerations	Pay Objectives
Short-Term Cash Compensation	Base Salary	Pay for service in executive role.	Based on the duties and responsibilities of the position, contributions to the Company’s performance, prior experience, individual and Company performance, and competitive market data.	Attraction and retention. Base salary adjustments also allow the HRC committee to reflect individual performance, scope of the position, and/or changed responsibilities.
	Annual Bonus	Short-term program providing named executive officers with an annual cash bonus opportunity.	Based on the HRC committee’s assessment of each named executive officer’s achievement against Company and individual operational, strategic, and budgeting goals and objectives.	Reward performance in attaining Company and individual performance goals on an annual basis.

Long-Term Equity Incentive	Stock Options and RSUs	Long-term equity awards which provide for the delivery of shares of common stock subject to continued employment.	Alignment with stockholders through Company share price performance and the creation of stockholder value.	Align the interests of executives with those of stockholders, promote retention, and foster stock ownership.

Notice of 2024 Annual Meeting and Proxy Statement	15

We seek to provide fair and competitive compensation for our named executive officers, which emphasizes operational performance as we seek to develop our electrolyte materials and associated solid-state cell technology and bring our products to market. We believe our 2023 executive compensation program reflected our philosophy and included the following:
✓
Linking Bonus Opportunity to Operational Achievements. We use cash bonus opportunity to directly link executive officer compensation with achieving key operational goals. We set goals based on what we perceive are important milestones as we work to achieve commercialization of our products.

✓
Using Equity as a Key Component of Compensation. We use stock options and restricted stock units (“RSUs”) in our executive compensation program to directly link named executive officer compensation to increases in the price of our common stock, which directly reflects increased stockholder value and preserves cash for operating and capital expenses.

Emphasis on Long-Term Equity and Variable Compensation
The charts below show the proportional value of each element of the total target compensation in 2023 for Mr. Van Scoter, our President and Chief Executive Officer; Mr. Jansen, our former Interim Chief Executive Officer and President; and our other named executive officers in the aggregate, illustrating our focus on long-term equity and variable compensation for the 2023 executive compensation program. For 2023, approximately 81% of total target compensation for our Chief Executive Officer, 81% of total target compensation for our former Interim Chief Executive Officer, and 71% of total target compensation for all other named executive officers was provided via long-term equity awards, the value of which depends on the appreciation of our stock price over time. Stock options are granted at grant date fair value and will only have value if our stock price increases following the date of grant. Both our stock options and RSU awards vest ratably over four years. Our annual cash bonus plan is tied to meeting operational, strategic, and budgeting goals and objectives that we believe are challenging but attainable with strong performance.
Our Executive Compensation Practices
We strive to design and implement our executive compensation policies and practices in accordance with sound governance standards appropriate for a company of our size, life cycle and complexity. Our HRC committee, comprised solely of independent directors, meets regularly throughout the year to review our executive compensation program to ensure it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. Our executive compensation practices include the following, each of which the HRC committee believes reinforces our executive compensation objectives:

16	Notice of 2024 Annual Meeting and Proxy Statement

What We Do
Pay for performance. A significant percentage of total target compensation is pay at-risk or variable that is connected to achievement of operational goals or our stock price.
Independent compensation consultant. The HRC committee retains an independent compensation consultant to review our executive compensation program and practices.
Annual comparator peer group review. The HRC committee, with input from its independent compensation consultant, determines the composition of our comparator peer group at least annually.

   Double-trigger change-in-control severance arrangements. All of our change-in-control equity arrangements have double triggers requiring a qualifying termination following a qualifying change-in-control in order to receive accelerated vesting.

   Executive stock ownership and retention requirements. Each executive is required to hold at least 50% of the net shares (after taxes) acquired through our equity incentive plans and other forms of stock-based compensation until the executive has achieved the required level of ownership.

What We Don’t Do

   No guaranteed annual salary increases or bonuses. Our named executive officers’ salary increases are assessed individually, and their annual cash bonuses are tied to corporate and individual performance.

No excessive perquisites. We do not provide excessive perquisites or personal benefits to our named executive officers.
No executive retirement plans. We do not maintain executive or supplemental retirement plans.
No hedging or pledging permitted. We do not allow hedging or pledging by our directors, officers, or employees.
Our Objectives
We believe that to be successful we must hire, motivate, and retain talented leadership. We recognize that there is significant competition for qualified executives within our industry, and it can be particularly challenging for companies to recruit executive officers of the caliber necessary to achieve our short-term operational goals and long-term strategic objectives. Accordingly, the principal objectives of our executive compensation program are to:
•
Attract, retain, incentivize, and reward talented and qualified individuals who share our philosophy and desire to work towards achieving our goals.

•
Advance the success of our Company by aligning executive incentives with the long-term interests of our stockholders.

•
Align compensation with corporate strategies and operational objectives.

•
Provide an overall level of compensation opportunity that is competitive within the markets in which we compete and within a broader group of companies of comparable size, life cycle, and complexity.

Our 2023 executive compensation program continued to reflect our startup origins in that it consisted primarily of salary, annual incentives, RSU awards, and stock option awards, with a heavy focus on the use of long-term equity awards that vest ratably over four years. We intend to continue to evaluate our philosophy and compensation programs as circumstances require.

Notice of 2024 Annual Meeting and Proxy Statement	17

How We Make Executive Compensation Decisions
In determining pay mix and target executive compensation for our named executive officers, the HRC committee and our Chief Executive Officer (in making recommendations regarding compensation other than his own) consider, as applicable:
•
Each named executive officer’s past and future expected contributions and individual impact to our Company’s performance.

•
Company performance.

•
The current equity and equity incentive ownership of such named executive officers.

•
Compensation levels paid to similarly-situated executive officers.

•
Market data for similarly-situated executives at comparable companies.

•
Input from the HRC committee’s independent compensation consultant.

Role of the HRC Committee
Our HRC committee, which is composed solely of independent directors, is responsible for reviewing and approving the compensation of our executive officers, including our Chief Executive Officer, as well as reviewing and making recommendations to our Board regarding the adoption or material modification of our executive officer compensation plans. The full description of the HRC committee’s responsibilities is provided in the Human Resources and Compensation Committee Charter, available on our website at https://ir.solidpowerbattery.com.
Role of Executive Officers
In carrying out its responsibilities, the HRC committee works with members of our management team, including our Chief Executive Officer. Our Chief Executive Officer reviews the individual performance of each other executive officer with, and makes compensation recommendations to, the HRC committee. Other members of management support the HRC committee’s work by providing data, information, and their perspectives on the financial, legal, and human resource implications of our compensation programs. No named executive officer participates directly in final decisions regarding his compensation.
Role of Independent Compensation Consultant
The HRC committee has retained the services of Compensia, Inc. (“Compensia”), a national compensation consulting firm, to advise the HRC committee with respect to director and officer compensation matters. The HRC committee has the sole authority to retain or replace Compensia in its discretion. Compensia does not provide consulting services to Company management. Accordingly, Compensia only provides compensation consulting services to the HRC committee and works with our management only on matters for which the HRC committee provides direction and is responsible.
The HRC committee periodically seeks input from Compensia on a range of external market factors, including evolving compensation trends, appropriate peer companies, and market survey data. From time to time, Compensia provides the HRC committee with a comparative analysis of the then-current compensation for our executive officers against the compensation of similarly positioned executive officers at comparable companies within our industry to help inform the HRC committee’s executive compensation decisions. Compensia also provides general observations on our compensation program, but it does not determine the amount or form of compensation for the executive officers. A representative of Compensia may attend meetings of the HRC committee and communicate with HRC committee members outside of meetings. Pursuant to the rules of the SEC and Nasdaq, the HRC committee assessed the independence of Compensia and determined no conflict existed that would prevent Compensia from independently representing the HRC committee.
Consideration of Say-On-Pay Results
In a non-binding advisory vote held at our 2023 annual meeting of stockholders, our stockholders expressed their preference to hold advisory votes on executive compensation, or “say-on-pay” votes, every year. Consistent with the views expressed

18	Notice of 2024 Annual Meeting and Proxy Statement

by our stockholders, our Board determined to hold say-on-pay votes annually. See Proposal No. 3 — Advisory Approval of Named Executive Officer Compensation. Our Board and HRC committee intend to consider the outcome of this and future say-on-pay votes when making decisions regarding executive compensation plans, policies, and arrangements.
2023 Named Executive Officer Compensation
The narrative below summarizes the key executive compensation programs and decisions for the fiscal year ended December 31, 2023.
Base Salary
Base salary is set after considering the named executive officer’s duties and scope of responsibilities, contributions, prior experience, and individual and company performance. Base salaries are established at levels deemed necessary to enable us to attract and retain highly qualified executives with reference to similarly situated companies, using market data provided by Compensia and considering comparative pay within the Company for executives with similar levels of responsibility, the executive’s prior experience, and the executive’s expected contributions to Company performance.
In 2023, the HRC committee approved increases to the base salaries of each of our named executive officers, as set forth in the table below.
	Base Salary
Name	2022 (As of December 31, 2022)	2023 (As of January 28, 2023)
John Van Scoter	—	$538,000(1)
Kevin Paprzycki	$335,000	$430,000
Derek Johnson	$370,000	$450,000
David Jansen	$432,000	$540,000(2)

1
Mr. Van Scoter was appointed as President and Chief Executive Officer, effective June 14, 2023.

2
Mr. Jansen retired from the Company on October 8, 2023.

Annual Cash Bonus
Each named executive officer was granted an opportunity to earn an annual cash bonus, the purpose of which was to motivate and reward achievement of key Company and individual objectives. For 2023, each named executive officer’s annual cash bonus payout was determined based on the HRC committee’s assessment of the performance of the Company and the applicable named executive officer against certain operational, strategic, and budgeting goals and objectives. For 2023, these goals and objectives included achieving operational goals related to continued development of our technology, continued progress under our joint development agreements with strategic partners, achieving certain production targets, and meeting approved budget and revenue objectives.
For 2023, the HRC committee set a bonus target of 100% of the salary actually paid to Mr. Van Scoter, with a maximum bonus of 200%; a bonus target of 100% of the salary actually paid to Mr. Jansen, which was an increase from Mr. Jansen’s 2022 bonus target opportunity of 50%; and a bonus target of 50% of the salary actually paid to each other named executive officer. The HRC committee retained the discretion to pay cash bonuses higher or lower than target based on the HRC committee’s assessment of performance against the goals and objectives described above, as well as any other matters as the HRC committee deemed appropriate. These goals and objectives were designed to be challenging but attainable with strong performance.
The HRC committee reviewed actual results against each of the 2023 goals and objectives, assigning an achievement percentage to each goal. Following review and discussion, the HRC committee determined that each of the named executive officers had achieved the applicable Company and individual operational, strategic, and financial goals at 77% in the aggregate. The HRC committee considered but ultimately did not make any adjustments for any named executive officer based on individual performance, and therefore approved 2023 annual cash bonus payments equal to 77% of target for all named executive officers.

Notice of 2024 Annual Meeting and Proxy Statement	19

The following table shows the target opportunity, payout percentage as determined by the HRC committee, and amount earned for each named executive officer:
Name	Target Annual Incentive Payout (% of Salary)(1)	Target Annual Incentive Payout ($)(1)	2023 Payout Percentage Earned (% of Target)	2023 Actual Payout ($)
John Van Scoter	100(2)	275,208	77	211,910
Kevin Paprzycki	50	209,519	77	161,330
Derek Johnson	50	220,385	77	169,696
David Jansen(3)	100	527,538	77	406,204

1
Each executive’s target annual incentive payout is calculated based on actual base salary paid during the fiscal year ended December 31, 2023.

2
Mr. Van Scoter had a maximum bonus opportunity of 200% of his salary.

3
Mr. Jansen retired from the Company on October 8, 2023 and was entitled to receive 100% of his annual bonus for 2023, determined based on his and the Company’s performance during 2023.

Long-Term Incentive Program (“LTIP”) for 2023
LTIP awards are designed to provide a link to long-term stockholder value through equity awards for our executives. Under our LTIP, the HRC committee has the authority to award various forms of long-term incentive grants, such as stock option awards and RSU awards. All grants under the LTIP are made pursuant to the Solid Power, Inc. 2021 Equity Incentive Plan (the “2021 Plan”).
In 2023, the HRC committee chose to deliver a significant component of each executive officer’s total compensation in the form of equity incentive awards to align the interests of the recipients with the interests of our stockholders. Each named executive officer was provided a long-term incentive award opportunity that consisted of an equal mix of stock options and RSUs. The HRC committee chose to deliver these LTIP awards in an equal mixture of stock options and RSUs to align the interests of our named executive officers with those of our stockholders. Stock options granted to the named executive officers during 2023 were granted with an exercise price equal to the closing price of our common stock on the date of grant and a ten-year term and vest as to 25% of the shares one year after the grant date then 6.25% per quarter thereafter, subject to the executive’s continuous employment through such vesting dates. RSUs granted to the named executive officers during 2023 are subject to the same vesting schedule described above.
In determining the size of these grants, the HRC committee, in consultation with Compensia, considered several factors, including the percentage ownership in the Company held by each named executive officer and the amount of his ownership interests that were unvested as of the date of grant; the estimated value of his ownership interests; market data for similarly situated executives at comparable companies; and the named executive officer’s past performance and expected future contributions.
The following table shows the grant date fair value of the equity incentive awards granted to the named executive officers during 2023:
Name and Principal Position	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
John Van Scoter	2,484,662	2,249,999	4,734,662
Kevin Paprzycki	645,239	750,000	1,395,239
Derek Johnson	744,173	865,000	1,609,173
David Jansen(2)	1,971,418	2,291,500	4,262,918

1
The amounts in this column represent the aggregate grant date fair value of awards granted to each named executive officer, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). See Note 8 to our Consolidated Financial Statements included in the Annual Report, which contains a discussion of all assumptions made by us in determining the grant date fair value of our RSUs and stock options, as applicable. Although 2023 LTIP awards were granted 50% in the form of RSUs and 50% in the form of stock options, the actual number of RSUs were calculated using a trailing 30-day stock price average. For Mr. Van Scoter, the “grant date fair value” of the RSU award as reflected in this table represents greater than 50% of the total LTIP award because the trailing 30-day stock price average was lower than the “grant date fair value.” For the other named executive officers, the “grant date fair value” of the RSU awards as reflected in this table represents less than 50% of the total LTIP award because the trailing 30-day stock price average was higher than the “grant date fair value.”

2
Mr. Jansen retired from the Company on October 8, 2023.

20	Notice of 2024 Annual Meeting and Proxy Statement

Stock Ownership Guidelines
Our Board believes that, in order to more closely align the interests of directors and management with the interests of our other stockholders, each covered executive and covered director should maintain a minimum level of equity interests in our common stock. The HRC committee is responsible for monitoring compliance with the guidelines, as well as conducting a periodic review of the guidelines and modifying or amending the guidelines as necessary. Our current ownership guidelines are as follows:
Title	Stock Ownership Guidelines
Chief Executive Officer	5 times annual base salary
Other Covered Executives	3 times annual base salary
Covered Directors	5 times annual cash retainer
Covered executives and covered directors are required to achieve the applicable level of ownership by the later of February 24, 2028 or five years following the date the person first became a covered executive or covered director. Until such guidelines are met, covered executives and covered directors are required to retain at least 50% of their net profit shares. As of the last business day of the fiscal year ended December 31, 2023, all then-serving covered executives and covered directors were in compliance with or were on track to meet our stock ownership guidelines.
Severance and Change in Control Protection
Executive Change in Control and Severance Plan
In August 2021, our Board adopted an Executive Change in Control and Severance Plan, or the “Executive Severance Plan,” pursuant to which our named executive officers and certain other key employees are eligible to receive severance benefits, as specified in and subject to the employee signing a participation agreement under our Executive Severance Plan. This Executive Severance Plan was developed with input from Compensia regarding severance practices at comparable companies. It is designed to attract, retain, and reward senior level employees. The Executive Severance Plan will be in lieu of any other severance or change in control payments and benefits to which such key employee was entitled prior to signing the participation agreement, other than the acceleration provisions applicable to stock options issued under the Solid Power, Inc. 2014 Equity Incentive Plan (the “2014 Plan”) (described below), which will continue to apply.
Each of our named executive officers (each, a “participant”) was party to a participation agreement under our Executive Severance Plan or, in the case of Mr. Van Scoter, an offer letter (the “offer letter”) providing for the rights to the applicable payments and benefits described below during 2023. Mr. Jansen retired from the Company on October 8, 2023, which was considered a resignation from employment with good reason (as defined in the Executive Severance Plan). In accordance with the terms of the Executive Severance Plan and Mr. Jansen’s participation agreement thereunder, Mr. Jansen received cash severance of $540,000 and reimbursement for continued medical benefits in the amount of $1,401.17 per month for 12 months. In addition, Mr. Jansen was entitled to receive 100% of his annual bonus for 2023, determined based on his and the Company’s performance during 2023 and paid at the same time as annual bonuses were paid to other senior executives of the Company. Mr. Jansen’s unvested RSUs and unvested stock options were forfeited on October 8, 2023 in accordance with the 2021 Plan. Mr. Jansen exercised 1,590,990 stock options on January 2, 2024, and all vested but unexercised stock options expired unexercised on January 8, 2024 in accordance with the 2021 Plan.
With respect to the named executive officers who were continuously employed through the end of the fiscal year ended December 31, 2023, the Executive Severance Plan and the participation agreements thereunder or, in the case of Mr. Van Scoter, the offer letter provide that in the event of termination of a participant’s employment outside of the change in control period (defined below) (i) by us for a reason other than cause (excluding the participant’s death or disability) or (ii) by the participant for good reason (as such terms are defined in the Executive Severance Plan), then the participant will be entitled to the following payments and benefits:
•
a lump sum payment equal to six months of the participant’s annual base salary as in effect immediately prior to their involuntary termination of employment or, in the case of Mr. Van Scoter, a continuation of his salary for 12 months;

Notice of 2024 Annual Meeting and Proxy Statement	21

•
in the case of Mr. Van Scoter, any earned but unpaid annual cash bonus for the prior year, based on actual performance for such year;

•
in the case of Mr. Van Scoter, a prorated annual target cash bonus for the year of termination, based on actual performance for such year and payable at the same time as annual cash bonuses are paid to actively employed executives; and

•
reimbursement for premium costs for continued health coverage under the Consolidated Omnibus Reconciliation Act of 1985 as amended, or COBRA, or a taxable lump sum payment equal to the premium cost of continued health coverage under COBRA, for a maximum period of six months or, in the case of Mr. Van Scoter, 12 months.

In the event of termination of a participant’s employing within a period beginning three months prior to and ending 12 months following a change in control (as defined in the Executive Severance Plan) (such period, the “change in control period”) (i) by us for a reason other than cause (excluding the participant’s death or disability) or (ii) by the participant for good reason, then the participant will be entitled to the following payments and benefits:
•
a lump sum payment equal to 12 months of the participant’s annual base salary as in effect immediately prior to their involuntary termination of employment or, in the case of Mr. Van Scoter, 18 months;

•
a lump sum payment equal to such participant’s annual target cash bonus in effect for the year of termination or, in the case of Mr. Van Scoter, 150% of his annual target cash bonus;

•
in the case of Mr. Van Scoter, any earned but unpaid annual cash bonus for the prior year, based on actual performance for such year;

•
reimbursement for premium costs for continued health coverage under COBRA or a taxable lump sum payments equal to the premium cost of continued health coverage under COBRA for a maximum period of 12 months or, in the case of Mr. Van Scoter, 18 months; and

•
100% accelerated vesting of all outstanding equity awards granted on or after August 4, 2021, and, with respect to such equity awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels for the relevant performance period(s).

The receipt of the payments and benefits provided for under the Executive Severance Plan described above is conditioned on the participant signing and not revoking a separation and release of claims agreement and such release becoming effective and irrevocable no later than the 60th day following the participant’s involuntary termination of employment, as well as compliance with certain non-disparagement provisions and continued compliance with the invention assignment and confidentiality agreement applicable to the participant.
In addition, if any of the payments or benefits provided for under the Executive Severance Plan or otherwise payable to a participant would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), and could be subject to the related excise tax, the participant will receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to them. The Executive Severance Plan does not require us to provide any tax gross-up payments to the participants.
As of December 29, 2023, certain of our named executive officers held outstanding stock options which had been granted under the 2014 Plan. One of Dr. Johnson’s stock option agreements under the 2014 Plan provides that in the event that such stock option is assumed, substituted, or otherwise continued after a change in control (as defined in the 2014 Plan), then upon a termination of his employment without cause or his resignation for good reason (as such terms are defined in the applicable stock option agreement) at any time on or after the closing of the change in control, any outstanding stock options thereunder shall become immediately fully vested and exercisable upon such termination. Stock options granted under the 2014 Plan are not subject to the treatment of equity awards under the Executive Severance Plan described herein, except to the extent set forth in such stock option agreement.
In addition to these payments and benefits in connection with a change in control or termination of employment pursuant to the 2014 Plan and applicable award agreements and the Executive Severance Plan and applicable participation

22	Notice of 2024 Annual Meeting and Proxy Statement

agreements or the offer letter, certain named executive officers may also be entitled to receive cash payments under the Retention Agreements in connection with a qualifying termination of employment or a change in control (as described under “Retention Agreements” below).
Benefits and Perquisites
We provide benefits to our named executive officers on the same basis as provided to all of our employees, including medical, dental, and vision insurance, life insurance, accident insurance, short-and long-term disability insurance, a health savings account, an employee assistance program, a flexible spending account for medical, dental, and vision expenses, a dependent flexible spending account, and a 401(k) plan.
Retirement Benefits
We provide a tax-qualified 401(k) plan for all eligible employees, including our named executive officers, which includes a matching contribution for participants’ elective contributions to the 401(k) plan. Our 401(k) plan provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Under our 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, and the applicable limits under the 401(k) plan, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. All of a participant’s deferral contributions into the 401(k) plan and any matching employer contributions are 100% vested when contributed. The 401(k) plan permits us to make discretionary nonelective employer contributions and discretionary matching employer contributions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code.
As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions generally are not taxable when distributed from the 401(k) plan.
We do not provide employees, including our named executive officers, with any other retirement benefits, including tax-qualified defined benefit plans, supplemental executive retirement plans, or nonqualified defined contribution plans.
Retention Agreements
On November 29, 2022, the HRC committee approved a special retention award for each of Dr. Johnson and Mr. Paprzycki pursuant to which they may receive a retention bonus in exchange for continued service to the Company. The HRC committee believed it was in the best interest of the Company to retain Dr. Johnson and Mr. Paprzycki during the search for a permanent chief executive officer. Mr. Van Scoter was appointed as President and Chief Executive Officer on June 14, 2023.
Subject to the terms and conditions of the Retention Agreements, in the event the applicable executive remains continuously employed with the Company and has not provided a resignation notice through the earlier of (i) June 14, 2024 or (ii) the occurrence of a change in control (as defined in the Executive Severance Plan) (such date, the “Vesting Date”), the executive will receive a Retention Bonus in cash equal to one times the executive’s annual base salary (provided that in no event shall the Retention Bonus be less than the executive’s average salary, on an annualized basis, for the three months prior to June 14, 2023).
If the executive’s employment terminates prior to the Vesting Date as a result of a termination of employment by the Company without cause (as defined in the Executive Severance Plan), a resignation by the executive with good reason (as defined in the Executive Severance Plan), or the executive’s death or disability, then the Retention Bonus will vest as of the date such release becomes effective, provided that the executive executes a general release of claims.
If the executive’s employment with the Company terminates for any reason other than a qualifying termination as described above, or the Executive gives notice of intent to terminate employment without good reason, in each case on or prior to the Vesting Date, the Executive will automatically forfeit the Retention Bonus without consideration and without any further action by the Company.
Compensation Risk Oversight
The HRC committee undertakes a comprehensive review of our compensation policies and practices annually in order to assess the risks presented by such policies and practices, including whether our incentive compensation plans encourage

Notice of 2024 Annual Meeting and Proxy Statement	23

excessive or inappropriate risk taking. Following this year’s review, the HRC committee has determined our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.
Executive Compensation Tables
2023 Summary Compensation Table
The following table contains compensation information for our named executive officers for the fiscal year ended December 31, 2023 and, to the extent required under the SEC executive compensation disclosure rules, the fiscal year ended December 31, 2022.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
John Van Scoter President and Chief Executive Officer	2023	275,208	—	2,484,662	2,249,999	211,910	338,592	5,560,371
Kevin Paprzycki Chief Financial Officer and Treasurer	2023	419,038	—	645,239	750,000	161,330	9,958	1,985,565
	2022	328,728	—	549,502	600,000	148,000	10,567	1,636,797
Derek Johnson Chief Operating Officer	2023	440,769	—	744,173	865,000	169,696	7,812	2,227,450
	2022	359,554	—	641,087	700,000	162,000	15,931	1,878,572
David Jansen(4) Former Interim Chief Executive Officer and President	2023	423,692	300,000(5)	1,971,418	2,291,500	406,204	572,549	5,965,363
	2022	333,951	—	686,876	750,000	150,000	14,021	1,934,848

1
The amounts in this column represent the aggregate grant date fair value of RSU awards and stock option awards, as applicable, granted to each named executive officer, computed in accordance with FASB ASC Topic 718. See Note 8 to our Consolidated Financial Statements included in the Annual Report, which contains a discussion of all assumptions made by us in determining the grant date fair value of our RSU awards and stock option awards, as applicable.

2
The amounts in this column include cash bonuses earned for the reported year but paid in the subsequent year.

3
The amounts reported in this column for 2023 are set forth by category in the table below:

Name	Matching 401(k) Contributions ($)	Health Savings Account Contributions ($)	Life Insurance Premiums ($)	Relocation Reimbursements ($)	Termination Payments ($)
John Van Scoter	8,277	—	57	330,258(a)	—
Kevin Paprzycki	9,892	—	66	—	—
Derek Johnson	7,746	—	66	—	—
David Jansen	22,505	—	44	—	550,000(b)

a
This amount includes relocation costs of $255,258, including a tax gross-up of $106,195, and a lump sum relocation allowance of $75,000.

b
This amount includes cash severance of $540,000 and reimbursement of attorneys’ fees of $10,000 incurred in connection with Mr. Jansen’s retirement from the Company.

4
Mr. Jansen retired from the Company on October 8, 2023.

5
Pursuant to the terms of Mr. Jansen’s amended Interim CEO Agreement, Mr. Jansen received a transition award of $300,000 paid in lump sum cash.

Narrative Disclosure to Summary Compensation Tables
Employment Agreements
During 2023, each named executive officer was party to an employment letter agreement or offer letter (an “employment agreement”) with us, which employment agreements generally provide for an initial base salary amount, an annual cash bonus opportunity, eligibility for Company benefit plans and programs, and eligibility to receive long-term incentive equity awards. We may terminate an executive’s employment at any time, with or without cause, to the extent permitted by applicable laws.

24	Notice of 2024 Annual Meeting and Proxy Statement

Mr. Van Scoter’s employment agreement also provided for an initial equity award with a total value of $4,500,000 (50% of the value in RSUs and 50% in stock options), vesting over a four-year period subject to Mr. Van Scoter’s continued employment, reimbursement of brokerage fees and other direct transaction costs related to the selling of a personal residence and moving costs, and a lump sum relocation allowance of $75,000.
Each of our executive officers participates in the Executive Severance Plan, which provides for certain severance and change-in-control payments and benefits, as described under “— Severance and Change in Control Protection — Executive Change in Control and Severance Plan.”
Interim CEO Agreement
In connection with Mr. Jansen’s appointment as Interim Chief Executive Officer, effective November 29, 2022, we entered into an Interim CEO Agreement with Mr. Jansen, which provided that, subject to his continuous employment through the earlier of (i) the three month anniversary of the date a successor Chief Executive Officer was appointed (provided that Mr. Jansen provided transition assistance for such three month period) and (ii) November 29, 2023 (such date, the “Transition Date”), he would receive a transition award in a gross amount of $300,000. Under the original Interim CEO Agreement, half of the transition award would be paid in lump sum cash and half would be paid in the form of fully-vested shares of our common stock with the number of such shares determined based in the closing trading price of our common stock on the last day of the Transition Date. The Interim CEO Agreement was amended on August 7, 2023 to provide for payment of the transition award in lump sum cash. Pursuant to the terms of the amended Interim CEO Agreement, Mr. Jansen became entitled to the transition award on September 14, 2023 and received a transition award of $300,000 paid in lump sum cash.
2023 Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information concerning outstanding RSUs and stock options held by each of the named executive officers as of December 31, 2023.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(13)
John Van Scoter	—	1,904,016(1)	2.35	6/14/2033	—	—
	—	—	—	—	1,035,276(2)	1,501,150
Kevin Paprzycki	560,160(3)	473,983(3)	5.92	10/27/2031	—	—
	44,367(4)	133,103(4)	7.26	5/12/2032	—	—
	—	476,031(5)	3.11	3/2/2033	—	—
	—	—	—	—	56,767(6)	82,312
	—	—	—	—	220,218(7)	319,316
Derek Johnson	934,706(8)	19,888(8)	0.17	1/30/2030	—	—
	556,845(9)	397,748(9)	5.02	8/3/2031	—	—
	51,762(4)	155,287(4)	7.26	5/12/2032	—	—
	—	549,023(5)	3.11	3/2/2033	—	—
	—	—	—	—	66,228(6)	96,031
	—	—	—	—	253,984(7)	368,277
David Jansen	1,590,990(10)	—	0.03	1/8/2024	—	—
	689,428(11)	—	5.02	1/8/2024	—	—
	55,459(12)	—	7.26	1/8/2024	—	—

1
This stock option was awarded with a grant date of June 14, 2023 and vests 25% on the first anniversary of the grant date and then 1/12 on each subsequent March 31, June 30, September 30, and December 31 thereafter.

Notice of 2024 Annual Meeting and Proxy Statement	25

2
This RSU was awarded with a grant date of June 14, 2023 and vests 25% on the first anniversary of the grant date and then 1/12 on each subsequent March 31, June 30, September 30, and December 31 thereafter.

3
This stock option was awarded with a grant date of October 27, 2021 and vested 25% on October 25, 2022 and then 1/36 per month thereafter.

4
This stock option was awarded with a grant date of May 12, 2022. 25% of this stock option vested on May 12, 2023, and the remaining stock option will vest 25% on the second, third, and fourth anniversary of the grant date.

5
This stock option was awarded with a grant date of March 2, 2023 and vests 25% on the first anniversary of the grant date and then 1/12 on each subsequent March 31, June 30, September 30, and December 31 thereafter.

6
This RSU was awarded with a grant date of May 12, 2022. 25% of this RSU vested on May 12, 2023, and the remaining RSU will vest 25% on the second, third, and fourth anniversary of the grant date.

7
This RSU was awarded with a grant date of March 2, 2023 and vests 25% on the first anniversary of the grant date and then 1/12 on each subsequent March 31, June 30, September 30, and December 31 thereafter.

8
This stock option was awarded with a grant date of January 30, 2020 and vested 25% on January 27, 2021 and then 1/36 per month thereafter.

9
This stock option was awarded with a grant date of August 3, 2021 and vested 25% on the first anniversary of the grant date and then 1/36 per month thereafter.

10
Mr. Jansen exercised this stock option in full on January 2, 2024.

11
This stock option was awarded with a grant date of August 3, 2021 and vested 25% on the first anniversary of the grant date and then 1/36 per month thereafter until Mr. Jansen’s resignation from the Company on October 8, 2023. Mr. Jansen’s unvested stock options were forfeited on October 8, 2023, and all vested but unexercised stock options expired unexercised on January 8, 2024, each in accordance with the 2014 Plan.

12
This stock option was awarded with a grant date of May 12, 2022. 25% of this stock option vested on May 12, 2023. Mr. Jansen’s unvested stock options were forfeited on October 8, 2023, and all vested but unexercised stock options expired unexercised on January 8, 2024, each in accordance with the 2021 Plan.

13
The market value of RSUs that have not vested reflect the $1.45 per share closing price of our common stock on December 29, 2023, the last trading day of the year, as reported by Nasdaq.

COMPENSATION OF DIRECTORS

Outside Director Compensation Policy
The HRC committee, with the assistance of Compensia, periodically evaluates the compensation of our directors and recommends the amount of cash and equity consideration. On July 5, 2023, after considering the input of Compensia, our Board approved the amended Solid Power, Inc. Outside Director Compensation Policy (the “Outside Director Compensation Policy”), which is designed to attract, retain, and reward non-employee directors. Under the Outside Director Compensation Policy, each outside director will receive the cash and equity compensation for Board services described below. We also will reimburse our outside directors for reasonable, customary, and documented travel expenses to meetings of our Board or its committees and other reasonable expenses.
Maximum Annual Compensation Limit
In addition, the 2021 Plan includes a maximum annual limit of $500,000 of cash compensation and equity compensation awards that may be paid, issued, or granted to an outside director in any fiscal year (increased to $750,000 in the fiscal year of the outside director’s initial year of service as an outside director). For purposes of this limitation, the grant date fair value is determined in accordance with U.S. generally accepted accounting principles (“GAAP”) as then in effect. Any cash compensation or equity awards granted under the 2021 Plan to an outside director for their services as an employee or as a consultant (other than as an outside director) will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our outside directors.
Cash Compensation
Our outside directors each receive an annual cash retainer fee in the amount of $50,000. Our non-executive chairperson or lead independent director, as applicable, is entitled to receive an additional $40,000 per year for their service. In addition, all of our outside directors who serve on or chair a Board committee receive the following annual committee fees:
Committee	Chairperson ($)	Member ($)
Audit	20,000	10,000
Governance and Corporate Responsibility	15,000	7,500
Human Resources and Compensation	15,000	7,500

26	Notice of 2024 Annual Meeting and Proxy Statement

Each outside director who serves as the chairperson of a committee will receive only the annual cash fee as the chairperson of the committee and does not receive the additional annual cash fee as a member of the committee. All cash payments to outside directors are paid quarterly in arrears.
Equity Compensation
In addition, each outside director is awarded equity compensation as follows:
Initial Awards
Each individual who first becomes an outside director following the effective date of the Outside Director Compensation Policy is granted an award of RSUs (an “Initial Award”) covering a number of shares of common stock, with such Initial Award having a grant date fair value (determined in accordance with GAAP) (the “Grant Value”) of $250,000, rounded to the nearest whole share of common stock.
Each Initial Award vests in twelve equal quarterly installments over a period of three years, on February 15, May 15, August 15, or November 15 of each year, subject to the outside director continuing to be a service provider through the applicable vesting date.
Annual Award
On the date of each annual meeting of stockholders following the effective date of the Outside Director Compensation Policy, each outside director is automatically granted an award of RSUs (an “Annual Award”) covering a number of shares of common stock, with such Annual Award having a Grant Value of $145,000, rounded to the nearest whole share of common stock. These awards will vest on the earlier of (i) the first anniversary of the grant date or (ii) the day before the next annual meeting of stockholders, in each case, subject to the outside director’s continuous service through such vesting date.
Immediately prior to a change in control (as defined in the 2021 Plan), each outside director’s outstanding awards will fully vest, provided that the outside director continues to be an outside director through the date of the change in control.
2023 Director Compensation
The following table sets forth the compensation of our non-employee directors during 2023. Mr. Van Scoter serves as a member of our Board but, as an executive officer, does not receive any additional compensation for his service as a member of our Board. Mr. Jansen served as a member of our Board prior to his resignation but, as an executive officer, did not receive any additional compensation for his service as a member of our Board.
Name	Fees Earned ($)(1)	Stock Awards ($)(2)	Total ($)
Erik Anderson	52,500	135,561	188,061
Kaled Awada(3)	28,125	278,545	306,670
Rainer Feurer(4)	—	—	—
Steven Goldberg	63,750	135,561	199,311
Susan Kreh(5)	31,033	278,545	309,578
Aleksandra Miziolek	62,500	135,561	198,061
Lesa Roe	58,750	135,561	194,311
John Stephens	100,883	135,561	236,444
MaryAnn Wright	56,250	135,561	191,811

1
Consists of the amounts described above under the subsection “— Cash Compensation.” Amounts are in some cases pro-rated based on the date on which the individual joined our Board or a committee thereunder.

2
The amounts in this column represent the aggregate grant date fair value of RSU awards granted to each director during 2023, computed in accordance with the FASB ASC Topic 718. See Note 8 to our Consolidated Financial Statements included in the Annual Report, which contains a discussion of all assumptions made by us in determining the grant date fair value of RSU awards. For each of our compensated non-employee

Notice of 2024 Annual Meeting and Proxy Statement	27

directors (except Mr. Awada and Ms. Kreh, who were not members of our Board on such date), this includes Annual Awards granted on May 24, 2023. For Mr. Awada and Ms. Kreh, this includes Initial Awards granted on July 5, 2023. The outstanding director equity awards as of December 31, 2023 are set forth in the table below:
Name	RSU Awards (Vested / Unvested) (#)	Stock Option Awards (Exercisable / Unexercisable) (#)
Erik Anderson	— / 59,197	— / —
Kaled Awada	17,719 / 88,596	— / —
Rainer Feurer	— / —	— / —
Steven Goldberg	— / 59,197	968,620 / —
Susan Kreh	17,719 / 88,596	— / —
Aleksandra Miziolek	13,906 / 66,150	— / —
Lesa Roe	13,253 / 65,823	— / —
John Stephens	— / 59,197	254,558 / 127,279
MaryAnn Wright	13,613 / 72,811	— / —

3
Mr. Awada was appointed to our Board, effective July 5, 2023.

4
Mr. Feurer elected to waive his compensation during 2023.

5
Ms. Kreh was appointed to our Board, effective July 5, 2023.

Director Stock Ownership Guidelines
As described more fully under “Executive Compensation — Stock Ownership Guidelines,” we have established stock ownership guidelines for covered directors to help align the interests of directors with those of our stockholders. Under these guidelines, each covered director is expected to acquire and continue to hold shares of our common stock having an aggregate market value that equals or exceeds five times the rate of the regular annual cash retainer then in effect. Each covered director is required to achieve the target ownership level by the later of February 24, 2028 or five years following the date the person first became a covered director. As of the last business day of the fiscal year ended December 31, 2023, all covered directors were in compliance with or were on track to meet our stock ownership guidelines.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the directors who served on the HRC committee in the fiscal year ended December 31, 2023 has served as one of our officers or employees at any time. During 2023, none of our executive officers served as a member of the compensation committee or board of directors of any other company whose executive officer(s) served as a member of our HRC committee or our Board.

28	Notice of 2024 Annual Meeting and Proxy Statement

PAY VERSUS PERFORMANCE

The following disclosure illustrates the relationship between the compensation actually paid to the named executive officers, as calculated in accordance with SEC disclosure rules and the performance of the Company.
	Summary Compensation Table Total			Compensation Actually Paid			Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (4)	Net Income (Loss) ($ in thousands)
Year (1)	PEO1 (2)	PEO2 (2)	PEO3 (2)	PEO1 (3)	PEO2 (3)	PEO3 (3)
2023	5,560,371	5,965,363	—	3,338,642	1,084,169	—	2,106,508	845,359	10.82	(65,549)
2022	—	1,934,847	3,214,558	—	(3,711,412)	(685,383)	1,968,670	(2,222,175)	18.96	(9,555)
2021	—	—	1,418,557	—	—	2,850,046	2,753,846	5,851,455	65.22	18,092

1
Beginning June 14, 2023, the Company’s principal executive officer (“PEO”) was John Van Scoter, referred to in this section as the “PEO1.” From November 29, 2022 to June 13, 2023, the Company’s PEO was David Jansen, referred to in this section as the “PEO2.” Until November 29, 2022, the Company’s PEO was Douglas Campbell, referred to in this section as the “PEO3.” For 2023, our non-PEO named executive officers (“NEOs”) for the purpose of this disclosure were Derek Johnson and Kevin Paprzycki. For 2022, our non-PEO NEOs for the purpose of this disclosure were Joshua Buettner-Garrett, Derek Johnson, James Liebscher, and Kevin Paprzycki. For 2021, our non-PEO NEOs for the purpose of this disclosure were David Jansen and Jon Jacobs.

2
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year for Mr. Van Scoter, Mr. Jansen, and Mr. Campbell and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s NEOs reported for the applicable year other than Mr. Van Scoter and Mr. Jansen for 2023, Mr. Jansen and Mr. Campbell for 2022, and Mr. Campbell for 2021.

3
To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for each of the PEOs and for the average of the non-PEO NEOs is set forth following the footnotes to this table.

4
Pursuant to Item 402(v) of Regulation S-K, the comparison assumes $100 was invested on December 9, 2021, our registration date. Historical stock price performance is not necessarily indicative of future stock price performance.

Notice of 2024 Annual Meeting and Proxy Statement	29

Reconciliation of Compensation Actually Paid Adjustments
Year	Summary Compensation Table Total ($)(a)	Minus Change in Accumulated Benefits Under Defined Benefit and Actuarial Pension Plans ($)(b)	Plus Service Costs Under Defined Benefit and Actuarial Pension Plans ($)(c)	Minus Grant Date Fair Value of Stock Option and Stock Awards Granted in Fiscal Year ($)(d)	Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Option and Stock Awards Granted in Fiscal Year ($)(e)	Plus / (Minus) Change in Fair Value of Outstanding and Unvested Stock Option and Stock Awards Granted in Prior Fiscal Years ($)(f)	Plus Fair Value at Vesting of Stock Option and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)(g)	Plus / (Minus) Change in Fair Value as of Vesting Date of Stock Option and Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($)(h)	Minus Fair Value as of Prior Fiscal Year-End of Stock Option and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year ($)(i)	Equals Compensation Actually Paid ($)
PEO1
2023	5,560,371	—	—	(4,734,661)	2,512,932	—	—	—	—	3,338,642
2022	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—
PEO2
2023	5,965,363	—	—	(4,262,918)	—	—	—	7,018	(625,294)	1,084,169
2022	1,934,847	—	—	(1,436,876)	339,898	(3,751,550)	—	(797,730)	—	(3,711,412)
2021	—	—	—	—	—	—	—	—	—	—
PEO3
2023	—	—	—	—	—	—	—	—	—	—
2022	3,214,558	—	—	(2,873,579)	679,798	(1,406,831)	—	(299,149)	—	(685,383)
2021	1,418,557	—	—	(981,783)	2,413,271	—	—	1	—	2,850,046
Other NEOs(j)
2023	2,106,508	—	—	(1,502,206)	566,173	(269,516)	—	(55,598)	—	845,359
2022	1,968,670	—	—	(1,452,367)	319,193	(2,541,446)	101,978	(618,203)	—	(2,222,175)
2021	2,753,846	—	—	(2,531,531)	5,629,139	—	—	—	—	5,851,455

a
Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.

b
Represents the aggregate change in the actuarial present value of the accumulated benefits under all defined benefit and actuarial pension plans reported in the Summary Compensation Table for the indicated fiscal year.

c
Represents the sum of the actuarial present value of the benefits under all defined benefit and actuarial pension plans attributable to services rendered during the indicated fiscal year, calculated using the same methodology as used in the Company’s financial statements under GAAP.

d
Represents the grant date fair value of the stock option and RSUs granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

e
Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested stock option awards and RSUs granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes.

f
Represents the change in fair value during the indicated fiscal year of each stock option award and RSUs that was granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the indicated fiscal year.

g
Represents the fair value at vesting of the stock option awards and RSUs that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

h
Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock option award and RSUs that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

i
Represents the fair value as of the last day of the prior fiscal year of the stock option award and RSUs that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

j
See footnote 1 above for the named executive officers included in the average for each year. Amounts shown represent averages.

30	Notice of 2024 Annual Meeting and Proxy Statement

Relationship Between Pay and Performance
We believe the “Compensation Actually Paid” in each of the years reported above and over the three-year cumulative period are reflective of the HRC committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the result of our stock performance and the corresponding decline in value of equity awards.

Notice of 2024 Annual Meeting and Proxy Statement	31

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information with respect to compensation plans under which our equity securities are authorized for issuance to our employees, directors or consultants, as of December 31, 2023.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuances Under Equity Compensation Plans Excluding Securities Reflected in Column (a)(1) (c)
Equity compensation plans approved by security holders(2)	28,737,032	$2.53	27,460,458(3)
Equity compensation plans not approved by security holders	—	—	—
Total	28,737,032	$2.53	27,460,458(3)

1
The equity compensation plans approved by our stockholders are the 2014 Plan, the 2021 Plan, and the Solid Power, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). Under the 2021 Plan, the maximum number of shares available will be increased on the first day of each fiscal year in an amount equal to the least of (a) 18,900,000 shares of common stock, (b) a number of shares of common stock equal to 5% of the total number of shares of all classes of our common stock on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the plan administrator no later than the last day of the immediately preceding fiscal year. Under the ESPP, the maximum number of shares available will be increased on the first day of each fiscal year in an amount equal to the least of (a) 3,778,000 shares of common stock, (b) a number of shares of common stock equal to 1% of the total number of shares of all classes of our common stock on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the plan administrator no later than the last day of the immediately preceding fiscal year.

2
No further grants may be made under the 2014 Plan. The number in column (a) includes 4,473,016 shares subject to outstanding unvested and vested RSU grants that have not yet been settled for shares of common stock.

3
Includes 5,748,573 shares available for issuance under the ESPP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information, as of March 25, 2024, concerning the beneficial ownership of our common stock by: (i) each person we know to be the beneficial owner of more than 5% of our common stock; (ii) each of our current directors; (iii) each of our named executive officers shown in our Summary Compensation Table; and (iv) all current directors and executive officers as a group.
As of March 25, 2024, there were 180,288,395 shares of our common stock issued and outstanding. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power of that security, including (i) stock options and warrants that are currently exercisable or exercisable within 60 days of March 25, 2024, (ii) RSUs that have vested but have not yet been settled in shares of common stock, and (iii) shares underlying RSUs that are scheduled to vest within 60 days of March 25, 2024. Shares of our common stock issuable pursuant to the exercise of stock options and warrants or the settlement or vesting of RSUs are deemed outstanding for computing the ownership percentage of the person holding such stock options, warrants, and/or RSUs, or the ownership percentage of any group of which the person is a member, but are not deemed outstanding for computing the ownership percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.
Unless otherwise indicated, the address for each director and executive officer listed is: c/o Solid Power, Inc., 486 S. Pierce Avenue, Suite E, Louisville, CO 80027.

32	Notice of 2024 Annual Meeting and Proxy Statement

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than Five Percent Holders
Pierre Lapeyre, Jr.(1)	17,553,282	9.4%
David Leuschen(2)	17,430,682	9.3%
Ford Motor Company(3)	11,632,901	6.5%
BlackRock, Inc.(4)	10,654,812	5.9%
BMW Holding B.V.(5)	10,488,518	5.8%
Directors and Named Executive Officers
Erik Anderson(6)	753,097	*
Kaled Awada(7)	35,438	*
Rainer Feurer	—	—
Steven Goldberg(8)	1,027,817	*
Susan Kreh(9)	35,438	*
Aleksandra Miziolek(10)	92,279	*
Lesa Roe(11)	91,463	*
John Stephens(12)	629,460	*
John Van Scoter	—	—
MaryAnn Wright(13)	77,348	*
Derek Johnson(14)	1,969,345	1.1%
Kevin Paprzycki(15)	976,701	*
David Jansen(16)	2,366,289	1.3%
All Directors and Executive Officers as a Group (15 individuals)(17)	13,677,906	7.2%

*
Less than 1%

1
Based on the Schedule 13D filed on March 1, 2023, consists of: (i) 1,847,664 shares directly held by Pierre F. Lapeyre, Jr., (ii) 1,145,244 shares held by Decarbonization Plus Acquisition Sponsor III LLC (the “Sponsor”), (iii) 7,256,959 shares underlying private placement warrants held by the Sponsor that are currently exercisable, (iv) 485,112 shares held by Riverstone SP Partners, LLC (“Riverstone SP”), and (v) 6,798,303 shares held by REL Batavia Partnership, L.P. (“REL”). Riverstone Holdings LLC (“Riverstone”) is the managing member of the Sponsor and Riverstone SP. David M. Leuschen and Pierre F. Lapeyre, Jr. are the managing directors of Riverstone and the sole members of the ultimate general partner of REL. As such, (i) each of Riverstone, David M. Leuschen, and Pierre F. Lapeyre, Jr. have shared voting and investment discretion with respect to, and may be deemed to have or share beneficial ownership of the shares, including the shares underlying the private placement warrants that are exercisable, held directly by the Sponsor and Riverstone SP and(ii) each of David M. Leuschen and Pierre F. Lapeyre, Jr. have shared voting and investment discretion with respect to, and may be deemed to have or share beneficial ownership of, the shares held by REL. Each such entity or person disclaims any such beneficial ownership. The business address of each of these entities and individuals is c/o Riverstone Holdings LLC, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

2
Based on the Schedule 13D filed on March 1, 2023, consists of: (i) 1,745,244 shares directly held by David M. Leuschen, (ii) 1,145,244 shares held by the Sponsor, (iii) 7,256,959 shares underlying private placement warrants held by the Sponsor that are currently exercisable; (iv) 485,112 shares held by Riverstone SP, and (v) 6,798,303 shares held by REL. Riverstone is the managing member of the Sponsor and Riverstone SP. David M. Leuschen and Pierre F. Lapeyre, Jr. are the managing directors of Riverstone and the sole members of the ultimate general partner of REL. As such, (a) each of Riverstone, David M. Leuschen, and Pierre F. Lapeyre, Jr. have shared voting and investment discretion with respect to, and may be deemed to have or share beneficial ownership of the shares, including the shares underlying the private placement warrants that are exercisable, held directly by the Sponsor and Riverstone SP and (b) each of David M. Leuschen and Pierre F. Lapeyre, Jr. have shared voting and investment discretion with respect to, and may be deemed to have or share beneficial ownership of, the shares held by REL. Each such entity or person disclaims any such beneficial ownership. The business address of each of these entities and individuals is c/o Riverstone Holdings LLC, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

3
Based on the Schedule 13G/A filed on February 9, 2024. The business address of Ford Motor Company is One American Road, Dearborn, MI 48126.

4
Based on the Schedule 13G filed on January 29, 2024. The business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

5
Based on the Schedule 13D filed on December 20, 2021. BMW Holding B.V. (“BMW Holding”), which is a wholly owned subsidiary of BMW INTEC Beteiligungs GmbH (“BMW INTEC”), which is a wholly owned subsidiary of Bayerische Motoren Werke AG (“BMW AG”). BMW AG is a publicly traded entity controlled by a 20-person supervisory board. BMW AG has the power to direct investments and/or vote the shares held by BMW Holding. Accordingly, BMW AG and BMW INTEC may also be deemed to indirectly beneficially own the shares held by BMW Holding. Each of BMW Holding, BMW INTEC and BMW AG disclaims beneficial ownership of the shares except to their respective pecuniary interest therein. The business address of each of BMW AG and BMW INTEC is Petuelring 130, 80809 Munich, Federal Republic of Germany. The business address of BMW Holding is Einsteinlaan 5, 2289 CC Rijswijk, The Netherlands.

6
Consists of (i) 187,617 shares held by WestRiver Management, LLC (“WestRiver”), (ii) 506,283 shares held by WRG INV41, LLC (“WRG INV41”), and (iii) 59,197 shares underlying RSUs scheduled to vest within 60 days of March 25, 2024. WestRiver is the sole managing member of WRG INV41.

Notice of 2024 Annual Meeting and Proxy Statement	33

Erik Anderson is the sole member and sole manager of WestRiver. As such, Mr. Anderson may be deemed to indirectly beneficially own the shares held by WRG. Mr. Anderson disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.
7
Consists of: (i) 26,578 shares underlying RSUs that have vested but have not been settled for shares of common stock and (ii) 8,860 shares underlying RSUs scheduled to vest within 60 days of March 25, 2024.

8
Consists of: (i) 968,620 shares issuable pursuant to stock options exercisable within 60 days of March 25, 2024 and (ii) 59,197 shares underlying RSUs scheduled to vest within 60 days of March 25, 2024.

9
Consists of: (i) 26,578 shares underlying RSUs that have vested but have not been settled for shares of common stock and (ii) 8,860 shares underlying RSUs scheduled to vest within 60 days of March 25, 2024.

10
Consists of: (i) 15,700 shares held directly, (ii) 15,644 shares underlying RSUs that have vested but have not been settled for shares of common stock, and (iii) 60,935 shares underlying RSUs scheduled to vest within 60 days of March 25, 2024.

11
Consists of: (i) 15,700 shares held directly, (ii) 14,910 shares underlying RSUs that have vested but have not been settled for shares of common stock, and (iii) 60,853 shares underlying RSUs scheduled to vest within 60 days of March 25, 2024.

12
Consists of: (i) 15,700 shares held directly, (ii) 300,005 shares held by a limited partnership (the “LP”), (iii) 254,558 shares issuable pursuant to stock options exercisable within 60 days of March 25, 2024, and (iv) 59,197 shares underlying RSUs scheduled to vest within 60 days of March 25, 2024. Mr. Stephens and his family own 99% of the LP, and the remaining 1% is held by the general partner of the LP (the “GP”). The GP is a limited liability company wholly owned by Mr. Stephens and his spouse and is solely managed by Mr. Stephens. As such, Mr. Stephens may be deemed to indirectly beneficially own such shares.

13
Consists of: (i) 15,882 shares underlying RSUs that have vested but have not been settled for shares of common stock and (ii) 61,466 shares underlying RSUs scheduled to vest within 60 days of March 25, 2024.

14
Consists of: (i) 45,427 shares held directly, (ii) 1,885,968 shares issuable pursuant to stock options exercisable within 60 days of March 25, 2024, and (iii) 37,950 shares underlying RSUs scheduled to vest within 60 days of March 25, 2024.

15
Consists of: (i) 38,638 shares held directly, (ii) 905,377 shares issuable pursuant to stock options exercisable within 60 days of March 25, 2024, and (iii) 32,686 shares underlying RSUs scheduled to vest within 60 days of March 25, 2024.

16
Consists of: (i) 1,570,794 shares held directly and (ii) 795,495 shares held by the Jean and David Jansen Living Trust (the “Jansen Trust”). Mr. Jansen serves as the trustee of the Jansen Trust and has the power to exercise voting and investment power over such shares. As such, Mr. Jansen is deemed to beneficially own the shares held by the Jansen Trust. Amounts are assumed to be the same as shares held on January 8, 2024, the date on which Mr. Jansen ceased to be an affiliate of the Company.

17
Consists of: (i) 3,739,581 shares held directly or indirectly, (ii) 99,592 shares underlying RSUs that have vested but have not been settled for shares of common stock, (iii) 9,340,575 shares issuable pursuant to stock options exercisable within 60 days of March 25, 2024, and (iv) 498,158 shares underlying RSUs scheduled to vest within 60 days of March 25, 2024.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2022 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of (i) $120,000 or (ii) 1% of the average of our total assets as of December 31, 2023 and 2022, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control, and other arrangements, which are described under the section entitled “Executive Compensation.”
Transactions with BMW
Pursuant to certain commercial arrangements, BMW of North America, LLC (“BMW”) paid an aggregate of approximately $9.5 million and $6 million to Solid Power in the years ended December 31, 2023 and 2022, respectively. BMW AG and its affiliates are beneficial owners of more than 5% of the outstanding shares of our common stock.
On December 20, 2022, Solid Power Operating, Inc., a wholly owned subsidiary of the Company (collectively, the “Company”), and BMW entered into Amendment No. 4 (“Amendment No. 4”) to the Joint Development Agreement, dated July 1, 2017. Pursuant to the terms of Amendment No. 4, the Company granted BMW a research and development-only license to certain of the Company’s intellectual property relating to solid-state battery cell manufacturing (the “R&D License”). The R&D License allows, among other things, BMW to install a solid state prototype cell manufacturing line based on the Company’s proprietary information. The R&D License is limited to BMW’s research and development activities and may not be used for commercial battery cell production.
In consideration of the R&D License and additional development activities contemplated by Amendment No. 4, BMW agreed to pay the Company $20 million between December 2022 and June 2024, subject to the Company achieving certain milestones.

34	Notice of 2024 Annual Meeting and Proxy Statement

Pursuant to Amendment No. 4, prior to installation of BMW’s anticipated prototype cell manufacturing line, the Company and BMW have agreed to undertake development and manufacturing activities jointly at the Company’s facilities. Under the terms of Amendment No. 4, any intellectual property developed jointly by the Company and BMW at the Company’s facilities will be solely owned by the Company (“Joint Onsite Foreground IP”). To the extent intellectual property is jointly conceived but not considered Joint Onsite Foreground IP, the Company and BMW will jointly own such intellectual property. Each party will solely own intellectual property developed solely by such party. The Company and BMW will each have the right to utilize the other party’s technical improvements for research and development purposes only. Subject to certain limitations, the Company has the right to cause BMW to license BMW’s technical improvements to the Company for commercial purposes.
Our audit committee approved the terms of Amendment No. 4 pursuant to our Related Person Transaction Policy.
In connection with a private financing in May 2021, the Company and BMW Holding, an affiliate of BMW AG and one of our stockholders, entered into the BMW Nomination Agreement, pursuant to which BMW Holding received certain board observer rights and director nomination rights, including the right to nominate a director for election to our Board. This transaction was entered into prior to the adoption of our Related Person Transaction Policy. Dr. Feurer, Senior Vice President at BMW and BMW Holding’s nominee, has served on our Board since May 2021, pursuant to the BMW Nomination Agreement.
Related Person Transaction Policy
Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. For purposes of this policy, a “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which Solid Power or any of its subsidiaries was, is, or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has, or will have a direct or indirect material interest.
Transactions involving compensation for services provided to us as an employee, consultant, or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director, or a holder of more than 5% of any class of our voting securities (including common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.
Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to the audit committee of our Board (or, where review by the audit committee would be inappropriate, to another independent body of our Board) for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors, and certain significant stockholders. In considering related person transactions, the audit committee will consider the relevant available facts and circumstances, which may include, but are not limited to:
•
any person who is, or at any time during the applicable period was, one of our executive officers or a member of our Board;

•
the risks, costs, and benefits to us;

•
the impact on a director’s independence in the event the related person is a director, immediate family member of a director, or an entity with which a director is affiliated;

•
the terms of the transaction;

•
the availability of other sources for comparable services or products; and

•
the terms available to or from, as the case may be, unrelated third parties.

Our audit committee will approve only those transactions that it determines are fair to us and in our best interests.

Notice of 2024 Annual Meeting and Proxy Statement	35

PROPOSAL NO. 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee is responsible for the appointment, compensation, retention, evaluation, and termination of our independent external audit firm. Our audit committee has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Ernst & Young LLP has been engaged by us since December 8, 2021.
Our audit committee and Board believe that the continued retention of Ernst & Young LLP as our independent external audit firm for the fiscal year ending December 31, 2024 is in the best interests of our Company and stockholders and are therefore asking stockholders to again ratify this annual appointment. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, our Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will consider whether to retain Ernst & Young LLP. Even if the selection is ratified, the audit committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in our and our stockholders’ best interests.
Voting Standard
The affirmative vote of the holders of a majority of the votes cast either virtually or represented by proxy at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP for our fiscal year ending December 31, 2024. Abstentions will not be counted as votes cast on this proposal. No broker non-votes are expected on this proposal.
Principal Accountant Fees and Services
The following table sets forth the fees paid for professional services rendered for the audit of our Company’s annual financial statements for the years ended December 31, 2023 and 2022, as well as fees paid for other services provided by Ernst & Young LLP in those years:
	Year Ended December 31,
(amounts in thousands)	2023	2022
Audit Fees(1)	$677	$1,033
Audit-Related Fees(2)	$295	$15
Tax Fees	—	—
Total Fees	$972	$1,048

1
Consists of fees for audit services related to the audit of our annual consolidated financial statements and the review of our quarterly consolidated financial statements.

2
For 2023, consists of fees for pre-implementation review services in connection with implementation of an enterprise resource planning system and fees related to the issuance of consents for registration statement filings. For 2022, consists of fees related to the issuance of consents for registration statement filings.

Pre-Approval Policy
The audit committee’s policy is to pre-approve all audit and permissible non-audit services rendered by our independent registered public accounting firm. The audit committee can pre-approve specified services in defined categories of audit services, audit-related services, and tax services up to specified amounts as part of the audit committee’s approval of the scope of the engagement of our independent registered public accounting firm or on an individual case-by-case basis before our independent registered public accounting firm is engaged to provide a service. The audit committee has determined that the rendering of tax-related services by our independent registered public accounting firm is compatible

36	Notice of 2024 Annual Meeting and Proxy Statement

with maintaining the principal accountant’s independence for audit purposes, although our independent registered public accounting firm did not provide any tax-related services in the years ended December 31, 2023 and 2022. Our independent registered public accounting firm has not been engaged to perform any non-audit services.
Recommendation of Our Board of Directors
✓	OUR BOARD AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

The audit committee operates pursuant to a written charter, which complies with the corporate governance standards of The Nasdaq Global Select Market. A copy of the current charter is available on our website. This report reviews the actions taken by the audit committee with regard to our financial reporting process for the fiscal year ended December 31, 2023 and the audited consolidated financial statements.
The audit committee is composed solely of independent directors. None of the committee members is or has been an officer or employee of the Company or any of our subsidiaries or has any current business or any family relationship with the Company or any of our subsidiaries or affiliates.
Our management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes and to select annually the accountants to serve as our independent auditors for the coming year.
In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
The audit committee also discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee also reviewed and discussed with the independent auditors the critical audit matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved the auditor’s especially challenging, subjective, or complex judgments. In addition, the audit committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures and the letter required by the PCAOB regarding the independent auditors’ communications with the audit committee regarding independence. The audit committee also considered whether the provision of services during the fiscal year ended December 31, 2023 by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of our interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.
Additionally, the audit committee discussed with the independent auditors the overall scope and plan for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

Notice of 2024 Annual Meeting and Proxy Statement	37

In reliance on the reviews and discussions referred to above, the audit committee recommended to our Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
AUDIT COMMITTEE
Susan Kreh, Chairperson
Erik Anderson
Lesa Roe
The information contained above in this section titled “Report of the Audit Committee” will not be considered “soliciting material” or to be “filed” with the SEC, nor will that information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference into a filing.

PROPOSAL NO. 3 — ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

As required under Section 14A of the Exchange Act, our Board is asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote. Stockholders may vote “For” or “Against” or they may abstain from this vote.
Our Board believes that our current executive compensation programs directly link executive compensation to our operational performance and align the interests of our executive officers with those of our stockholders. Our Board is of the view that the information in the “Executive Compensation” section of this proxy statement demonstrates that our current executive compensation program was designed appropriately and is working to align the interests of our executive officers with those of our stockholders. Accordingly, our Board recommends that our stockholders vote “FOR” the advisory approval of the compensation of our named executive officers.
Stockholders are not ultimately voting to approve or disapprove our Board’s recommendation. As this is an advisory vote, it is not binding on us, our Board, or our HRC committee. However, our Board and HRC committee expect to take into account the outcome of the vote when making decisions regarding executive compensation plans, policies, and arrangements.
Consistent with the views expressed by our stockholders at our 2023 annual meeting of stockholders, our Board determined to hold say-on-pay votes annually. The next such vote will be held at our 2025 annual meeting of stockholders.
Recommendation of Our Board of Directors
✓	OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, BY A NON-BINDING ADVISORY VOTE, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

38	Notice of 2024 Annual Meeting and Proxy Statement

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors, and “beneficial owners” of more than 10% of our common stock to file stock ownership reports and reports of changes in ownership with the SEC. Based on a review of those reports and written representations from the reporting persons, we believe that during the fiscal year ended December 31, 2023, all transactions were reported on a timely basis except for a late Form 4 filed by Erik Anderson on February 7, 2023 to report a distribution of our common stock to WRG DCRC Investors, LLC.

WHERE TO GET ADDITIONAL INFORMATION

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of our website is https://ir.solidpowerbattery.com.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

We filed an Annual Report on Form 10-K with the SEC on February 28, 2024 relating to our fiscal year ended December 31, 2023. A copy of this report is also available through https://ir.solidpowerbattery.com. Stockholders may also obtain a copy of this report, without charge, by written request addressed to: Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027.

STOCKHOLDER COMMUNICATIONS

We provide an informal process for stockholders to send communications to our Board and its members. Stockholders who wish to contact our Board or any director may do so by writing to our Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027. At the direction of our Board, all mail received will be opened and screened for security purposes. Correspondence directed to an individual director is referred to that director. Correspondence not directed to a particular director is referred to our Secretary, James Liebscher.

OTHER BUSINESS

Our Board knows of no other business that will be presented at the Annual Meeting other than as set forth in this proxy statement. However, if any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on such matter.

Notice of 2024 Annual Meeting and Proxy Statement	39

QUESTIONS AND ANSWERS REGARDING PROXY MATERIALS AND
VOTING INFORMATION

What Is Included in the Proxy Materials?
The proxy materials for the Annual Meeting include the Notice of Annual Stockholders’ Meeting, this proxy statement, and the Annual Report. If you receive a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.
Why Did I Receive the Proxy Materials?
Your proxy is being solicited by our Board. The proxy materials are being furnished to you in connection with the Annual Meeting of Solid Power for the purposes set forth in this proxy statement.
Why Did I Receive a Notice of Internet Availability of Proxy Materials?
In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, many stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) with instructions for accessing the proxy materials, including this proxy statement and the Annual Report, and voting via the Internet. The Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.
What Is the Record Date?
Our Board set March 25, 2024 as the Record Date. Stockholders owning Solid Power common stock at the close of business on that date may vote at the Annual Meeting. On that date, there were 180,288,395 shares of common stock outstanding and approximately 26 stockholders of record of our common stock. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting.
What Are the Proposals to be Voted on and What Are the Voting Standards?
Proposals		Board’s Recommendation	Voting Standard	Effect of Abstentions and Broker Non-Votes
1	Election of the three nominees named in this proxy statement as Class III directors	FOR EACH DIRECTOR NOMINEE	Plurality of the shares present in person or represented by proxy and entitled to vote thereon.	Abstentions and broker non-votes have no effect on the proposal.
2	Ratification of Ernst & Young LLP as independent registered public accounting firm	FOR	Majority of votes cast.	Abstentions have no effect on the proposal. No broker non-votes are expected on the proposal.
3	Advisory approval of named executive officer compensation	FOR	Majority of votes cast.	Abstentions and broker non-votes have no effect on the proposal.
If any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on that matter.

40	Notice of 2024 Annual Meeting and Proxy Statement

How Can I Attend the Annual Meeting?
This year’s Annual Meeting will be held entirely online. We are utilizing the virtual meeting format to enhance stockholder access and encourage participation and communication with our management. We believe this format facilitates stockholder attendance and participation by enabling all stockholders to participate fully, and equally, using any internet-connected device from any location around the world at no cost. We believe a virtual meeting protects the health and safety of attendees and saves us and our stockholders time and money.
Stockholder of Record: Shares Registered in Your Name
Stockholders of record as of the Record Date will be able to attend and participate in the Annual Meeting online by accessing https://www.cstproxy.com/solidpower/2024. To join the Annual Meeting, you will need to have your control number, which is included on your Notice and/or your proxy card, if you received a paper copy of the proxy materials. Even if you plan to attend the Annual Meeting virtually, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If you hold your position through a broker, bank, or other agent and would like to join the Annual Meeting or ask a question, you will need to contact your broker, bank, or other agent in order to obtain a control number. Any stockholder may attend, listen, vote, and ask a question virtually during the Annual Meeting with a valid control number.
How Do I Access the Audio Webcast of the Annual Meeting?
The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m., Mountain Time. Online access to the audio webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system. We encourage our stockholders to access the meeting prior to the start time.
How Do I Log In?
To virtually attend the Annual Meeting, log in at https://www.cstproxy.com/solidpower/2024. You will need your control number, which appears on your Notice and/or your proxy card, if you received a paper copy of the proxy materials. If you do not have a control number, please contact your broker, bank, or other agent as soon as possible, so that you can be provided with a control number and gain access to the Annual Meeting.
How Do I Submit Questions at the Annual Meeting?
As part of the Annual Meeting, we will hold a live question and answer session during which we intend to answer questions submitted during the meeting via the Q&A tool in accordance with the Annual Meeting’s Rules of Conduct (“Rules of Conduct”) that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic, and substantially similar questions will be grouped and answered once.
The Rules of Conduct will be posted on https://www.cstproxy.com/solidpower/2024 approximately two weeks prior to the date of the Annual Meeting.
If I Am Not a Stockholder, Can I Access the Live Webcast?
The live audio webcast will be available to not only our stockholders but also our team members and other constituents.
What if I Need Technical Assistance During the Annual Meeting?
Beginning 15 minutes prior to the start of and during the Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on https://www.cstproxy.com/solidpower/2024.

Notice of 2024 Annual Meeting and Proxy Statement	41

Am I Entitled to Vote?
What Is the Difference Between Holding Shares as a Stockholder of Record or as a Beneficial Owner?
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record” with respect to those shares. If your shares are held by a broker, bank, or other agent, you are considered the “beneficial owner” of shares held in street name. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.
Who Is Entitled to Vote?
Stockholder of Record: Shares Registered in Your Name
Only stockholders of record at the close of business on the Record Date are entitled to notice of the Annual Meeting. Such stockholders may vote shares held by them at the close of business on the Record Date at the Annual Meeting. A list of such stockholders will be available for 10 business days prior to the meeting at the Company’s principal executive offices located at 486 S. Pierce Ave., Suite E, Louisville, CO 80027. A stockholder may examine the list for any legally valid purpose related to the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
As a beneficial owner of shares, you are also invited to attend the Annual Meeting virtually. However, the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. Your broker, bank, or other agent will not be able to vote on Proposal No. 1 for the election of directors or Proposal 3 for the advisory approval of named executive officer compensation unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares. Since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.
How May I Vote?
For Proposal No. 1, you may vote “For” or you may “Withhold” your vote with respect to each nominee to our Board of Directors.
For Proposal No. 2, you may vote “For” or “Against” or you may abstain from voting.
For Proposal No. 3, you may vote for “For” or “Against” or you may abstain from voting.
The procedures for voting are outlined below.
How Can I Vote Before the Annual Meeting?
Stockholder of Record: Shares Registered in Your Name
To vote online, please refer to the instructions included with the Notice and/or on your proxy card, if you received a paper copy of the proxy materials. To vote by mail, please complete the accompanying proxy card and return it to us as instructed in the proxy card, if you received a paper copy of the proxy materials. Votes submitted online or by mail must be received by 11:59 p.m., Mountain Time, on May 21, 2024. Submitting your vote online or by mail will not affect your right to vote virtually during the Annual Meeting, if you choose to do so. Proxies that are properly delivered to us and not revoked before the closing of the polls during the Annual Meeting will be voted for the proposals described in this proxy statement in accordance with the instructions set forth in the accompanying proxy card.

42	Notice of 2024 Annual Meeting and Proxy Statement

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
As a beneficial owner of shares, you may vote by proxy by following the instructions on the Notice, on the voting instruction form, or otherwise provided by your bank, broker, or other agent. You must provide your voting instructions to your broker, bank, or other agent by the deadline provided in the proxy materials you receive from your broker, bank, or other agent in order for your shares to be voted.
Can I Vote at the Annual Meeting?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of the Record Date, you may vote during the Annual Meeting by attending the Annual Meeting online and following the instructions posted at https://www.cstproxy.com/solidpower/2024, by proxy over the Internet, or by mail, if you request printed copies of the proxy materials by mail. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote during the Annual Meeting if you have already voted by proxy.
1.
To vote during the Annual Meeting, follow the instructions posted at https://www.cstproxy.com/solidpower/2024. You will be asked to provide the control number, located on the Notice or proxy card, and follow the instructions.

2.
To vote on the Internet, go to https://www.cstproxy.com/solidpower/2024 to complete an electronic proxy card. You will be asked to provide the control number, located on the Notice or proxy card, and follow the instructions. Your vote must be received by 11:59 p.m., Mountain Time, on May 21, 2024 to be counted.

3.
To vote by mail, request a paper copy of the proxy materials by following the instructions on the Notice and complete, sign, and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received the Notice, a voting instruction form, or other voting instruction from that organization rather than from us. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent, or contact your broker, bank, or other agent, to ensure that your vote will be counted.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
What if I Am a Beneficial Owner and Do Not Give Instructions on How to Vote?
When a beneficial owner of shares held by a broker, bank, or other agent does not give voting instructions to their broker, bank, or other agent as to how to vote on matters deemed to be “non-routine” under stock exchange rules, the broker, bank, or other such agent cannot vote such shares. These un-voted shares are counted as “broker non-votes.” Proposals 1 and 3 are considered to be “non-routine” under such rules and we therefore expect broker non-votes on these proposals. However, because Proposal 2 is considered “routine” under such rules, we do not expect broker non-votes on this proposal. We are aware, however, that certain brokers elect not to exercise their discretionary authority to vote on routine matters absent voting instructions from their beneficial owners. Accordingly, if you are a beneficial owner of shares held in “street name,” in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from such organization.
What Is a Quorum?
In accordance with our Bylaws, the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total voting power of our capital stock issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting.

Notice of 2024 Annual Meeting and Proxy Statement	43

Abstentions from voting on a proposal by a stockholder at the Annual Meeting, as well as broker non-votes, will be considered for purposes of establishing a quorum at the Annual Meeting.
How Are Votes Tabulated?
A representative from our transfer agent, Continental Stock Transfer & Trust Company, will determine if a quorum is present, tabulate the votes, and serve as our inspector of election at the Annual Meeting.
What if I Want to Change My Vote?
You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:
1.
A duly executed proxy card with a later date or time than the previously submitted proxy;

2.
A written notice that you are revoking your proxy to our Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027; or

3.
A later-dated vote on the Internet or a ballot cast online during the Annual Meeting (simply virtually attending the Annual Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the Annual Meeting, by attending the meeting virtually and voting during the meeting.
Are Votes Confidential?
Our practice is to hold the votes of each stockholder in confidence from directors, officers, and employees, except (1) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company, (2) in the case of a contested proxy solicitation, (3) if a stockholder makes a written comment on the proxy card or otherwise communicates their vote to the Company, or (4) as needed to allow the inspector of election to certify the results of the vote.
How Do I Submit Stockholder Proposals for Next Year’s Annual Meeting?
Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our 2025 proxy statement. Any such proposal must be submitted in writing by December 12, 2024 to our Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027. If we change the date of our 2025 Annual Meeting by more than 30 days from the one-year anniversary of the 2024 Annual Meeting, the deadline shall be a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our Bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Our Bylaws also establish an advance notice procedure for stockholders who wish to nominate one or more persons for election to our Board (each, a “Proposed Nominee”) or present a proposal for any other proper business before an annual meeting of stockholders but do not intend for such proposal to be included in our proxy statement. Our Bylaws provide that if you wish to nominate a Proposed Nominee or submit a proposal for any other proper business that is not to be included in next year’s proxy statement, a timely notice in proper written form as specified in our Bylaws must be delivered to, or mailed and received by our Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027, no earlier than January 22, 2025 and no later than the close of business on February 21, 2025, which notice must contain the information specified in our Bylaws (a “Stockholder Notice”). If we change the date of our 2025 Annual Meeting by more than 25 days from the one-year anniversary of the 2024 Annual Meeting, then any such Stockholder Notice must be received no earlier than the 120th day prior to our 2025 Annual Meeting and no later than the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by the Company. The public announcement of an adjournment or postponement of the 2025 Annual Meeting does not commence a new time period (or extend any time period) for the giving of a Stockholder Notice as described in this proxy statement. You are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.

44	Notice of 2024 Annual Meeting and Proxy Statement

Pursuant to our Bylaws, if you intend to solicit proxies in support of any Proposed Nominee other than the Company’s director nominees at any meeting of stockholders, the Stockholder Notice must contain, among other things, a written representation that you intend to solicit proxies in support of the election of such Proposed Nominee in accordance with Rule 14a-19 under the Exchange Act. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, such Stockholder Notice must also contain all information required by Rule 14a-19(b) under the Exchange Act.
What Is Householding?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, service providers that deliver our communications to stockholders may deliver a single copy of the Annual Report, this proxy statement, or the Notice to multiple stockholders sharing the same address, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. This householding procedure reduces our printing costs and postage fees.
We will deliver promptly upon written or oral request a separate copy of the Annual Report, this proxy statement, or the Notice, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. Please notify Continental Stock Transfer & Trust Company by phone at 917-262-2373 or by email at proxy@continentalstock.com to receive a separate copy of the Annual Report, this proxy statement, or the Notice.
If you are eligible for householding, but you and other stockholders with whom you share an address currently receive multiple copies of our annual reports on Form 10-K, proxy statements and/or notices, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the Annual Report, this proxy statement, or the Notice for your household, please contact Continental Stock Transfer at the address or phone number provided above.
How Are Proxies Solicited and What Is the Cost?
Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing, and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks, and other agents to forward to the beneficial owners of the shares held of record by such brokers, banks, or other agents. We have retained Morrow Sodali LLC to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Morrow Sodali LLC $8,500, plus reasonable out-of-pocket expenses, for its services. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications, or other means by our directors, officers, or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.
How Can I Obtain the Results of Voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us within four business days following the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will file an additional Current Report on Form 8-K to publish the final voting results within four business days of such final voting results being made available to us.
How Can I View or Request Copies of Corporate Documents and SEC Filings?
Our website contains our Corporate Governance Guidelines, Board committee charters, Code of Conduct, and SEC filings. To view these documents, go to https://ir.solidpowerbattery.com and click on “Governance.” To view our SEC filings and Forms 3, 4 and 5 filed by our directors and executive officers, go to https://ir.solidpowerbattery.com and click on “SEC Filings.”
We will promptly deliver free of charge upon request a copy of our Corporate Governance Guidelines, Board committee charters, and Code of Conduct to any stockholder requesting a copy. Requests should be directed to our Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027.
What Is Our Mailing Address?
Our mailing address is 486 S. Pierce Avenue, Suite E, Louisville, CO 80027.

Notice of 2024 Annual Meeting and Proxy Statement	45

187603 Solid Power Proxy Card Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK    EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail SOLID POWER, INC. Your Internet vote authorizes the named proxiesto vote your shares in the same manner as if youmarked, signed, and returned your proxy card.Votes submitted electronically over the Internet orby mail must be received by 11:59 p.m., MountainTime, on May 21, 2024. INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Have yourproxy card available when you access theabove website. Follow the prompts to voteyour shares.Vote at the Meeting –If you plan to attend the virtual online annualmeeting, you will need your 12 digit controlnumber to vote electronically at the annualmeeting. To attend the annual meeting, visit:https://www.cstproxy.com/solidpower/2024MAIL – Mark, sign, and date your proxy cardand return it in the postage-paid envelopeprovided. PLEASE DO NOT RETURN THE PROXY CARDIF YOU ARE VOTING ELECTRONICALLY.  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXY Please markyour voteslike this X THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3. 1. Election of three Class III Directors(1) Rainer Feurer(2) Susan Kreh(3) John Stephens2. Ratification of the appointment of Ernst & Young FOR AGAINST ABSTAINLLP as Solid Power, Inc.’s independent registeredpublic accounting firm for the fiscal year endingDecember 31, 2024.Mark here to vote FOR all nominees.Mark here to WITHHOLD to vote from all nominees.Mark here to vote FOR ALL EXCEPT towithhold a vote from one or more nominees,mark the box to the left and correspondingnumbered box(es) to the right.(1) (2) (3)3. Approval, by a non-binding advisory vote, of thecompensation of Solid Power Inc.’s namedexecutive officers.FOR AGAINST ABSTAIN CONTROL NUMBER Signature_________________________________ Signature, if held jointly_________________________________ Date___________2024.Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee,guardian, or corporate officer, please give title as such.Please markyour voteslike this X187603 Solid Power Proxy Card Front

187603 Solid Power Proxy Card Back Important Notice Regarding the Internet Availability of Proxy Materialsfor the Annual Meeting of StockholdersTo view the 2024 Proxy Statement, 2023 Annual Report and to Attendthe Annual Meeting, please go to:https://www.cstproxy.com/solidpower/2024  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OFSOLID POWER, INC.The undersigned appoints John Van Scoter, Kevin Paprzycki and James Liebscher, and eachof them, as proxies, each with the power to appoint his substitute, and authorizes each of them torepresent and to vote, as designated on the reverse hereof, all of the shares of common stock ofSolid Power, Inc. held of record by the undersigned at the close of business on March 25, 2024at the Annual Meeting of Stockholders of Solid Power, Inc. to be held on May 22, 2024, or at anyadjournment thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARYINDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREECLASS III NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, INFAVOR OF PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONSNAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COMEBEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDOF DIRECTORS.(Continued and to be marked, dated and signed on reverse side)